                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         AIM INTERNATIONAL FUNDS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

        -----------------------------------------------------------------------

                         AIM INTERNATIONAL FUNDS, INC.

                             AIM ASIAN GROWTH FUND
                         AIM EUROPEAN DEVELOPMENT FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                         AIM INTERNATIONAL EQUITY FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

TO THE SHAREHOLDERS:

     AIM International Funds, Inc. (the company) is holding a special meeting of shareholders on Wednesday, May 3, 2000 at 3:00 p.m., Central time. The place of the meeting is the company's offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     The company, a Maryland corporation, consists of the following series portfolios: AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. This proxy statement relates to all of these series portfolios (together, the funds).

     The purposes of the meeting are as follows:

(1) To elect ten directors, each of whom will serve until his or her successor is elected and qualified.

(2) To approve an Agreement and Plan of Reorganization which provides for the reorganization of the company as a Delaware business trust.

(3) To approve a new Master Investment Advisory Agreement with A I M Advisors, Inc.

(4)  To approve changing the fundamental investment restrictions of all funds.

(5) To approve changing the investment objectives of AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund and AIM Global Income Fund so that they are non-fundamental.

(6) To approve changing the investment objective of AIM International Equity Fund and making it non-fundamental.

(7) To ratify the selection of KPMG LLP as independent accountants for each of the funds for the fiscal year ending in 2000.

(8)  To transact such other business as may properly come before the meeting.

     You may vote at the meeting if you are the record owner of shares of the funds as of the close of business on February 18, 2000. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502. If you do not expect to attend the meeting, please fill in, date, sign and return the proxy card in the enclosed envelope which requires no postage if mailed in the United States.

     It is important that you return your signed proxy card promptly so that a quorum may be assured. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

     Thank you for your cooperation and continued support.

                                                          By order of the Board,

                                                                Carol F. Relihan
                                                                    Secretary

March 9, 2000

                         AIM INTERNATIONAL FUNDS, INC.

                             AIM ASIAN GROWTH FUND
                         AIM EUROPEAN DEVELOPMENT FUND
                       AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                         AIM INTERNATIONAL EQUITY FUND

            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173
                            Toll Free: (800) 454-0327
--------------------------------------------------------------------------------

                                PROXY STATEMENT
                              DATED MARCH 9, 2000
--------------------------------------------------------------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 3, 2000

WHO IS ASKING FOR MY VOTE?

     The Board of Directors (the Board) of AIM International Funds, Inc. (the company) is sending you this proxy statement and the enclosed proxy card (or cards) on behalf of the six separate series portfolios of the company listed above (together, the funds). The Board is soliciting your proxy to vote at the 2000 special meeting of shareholders of the company (the meeting).

WHEN AND WHERE WILL THE MEETING BE HELD?

     The meeting will be held at the company's offices, 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, at 3:00 p.m., Central time, on Wednesday, May 3, 2000. If you expect to attend the meeting in person, please notify the company by calling 1-800-952-3502.

WHAT PROPOSALS APPLY TO MY FUND?

     The following table summarizes each proposal to be presented at the meeting and the funds whose shareholders the Board is soliciting with respect to each proposal:

                     PROPOSAL                               AFFECTED FUNDS
                     --------                               --------------
1.   Electing directors                                       All funds
2.   Approving an Agreement and Plan of                       All funds
     Reorganization, under which the company
     will reorganize as a Delaware business
     trust

                     PROPOSAL                               AFFECTED FUNDS
                     --------                               --------------
3.   Approving a new advisory agreement with                  All funds
     A I M Advisors, Inc.
4.   Changing the funds' fundamental                          All funds
     investment restrictions
5.   Changing investment objectives so that     AIM Asian Growth Fund (Asian Growth),
     they are non-fundamental                  AIM European Development Fund (European
                                                 Development), AIM Global Aggressive
                                                 Growth Fund (Aggressive Growth), AIM
                                                Global Growth Fund (Global Growth) and
                                                AIM Global Income Fund (Global Income)
6.   Changing the investment objective of AIM            International Equity
     International Equity Fund (International
     Equity) and making it non-fundamental
7.   Ratifying the Board's selection of                       All funds
     independent accountants
8.   Considering other matters                                All funds

WHO IS ELIGIBLE TO VOTE?

     The Board is sending this proxy statement, the attached notice of meeting and the enclosed proxy card on or about March 9, 2000 to all shareholders entitled to vote. Shareholders who owned shares of common stock of any class of a fund at the close of business on February 18, 2000 (the record date) are entitled to vote. The number of shares outstanding on the record date for each class of each fund is in Appendix A. Each share of common stock of a fund that you own entitles you to one vote on each proposal set forth in the table above that applies to that fund (a fractional share has a fractional vote).

WHAT ARE THE DIFFERENT WAYS I CAN VOTE?

  Voting by Proxy

     Whether you plan to attend the meeting or not, the Board urges you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend the meeting and vote.

     The Board has named Robert H. Graham and Gary T. Crum as proxies. If you properly fill in your proxy card and send it to the company in time to vote, your proxy will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares with respect to Proposals 1 through 7 as recommended by the Board.

     If any other matter is presented, your proxy will vote in accordance with his or her best judgment. At the time this proxy statement was printed, the Board knew of no matters that needed to be acted on at the meeting other than those discussed in this proxy statement.

     If you appoint a proxy, you may revoke it at any time before it is exercised. You can do this by sending in another proxy with a later date or by notifying the company's secretary in writing before the meeting that you have revoked your proxy:

  Voting in Person

     If you do attend the meeting and wish to vote in person, you will be given a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the record date and authorizing you to vote.

  Voting by Telephone

     You may vote by telephone if you are contacted by Shareholder Communications Corporation.

  Voting on the Internet

     You may also vote your shares on the Internet at the funds' website at http://www.aimfunds.com by following instructions that appear on the enclosed proxy insert.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Board recommends that shareholders vote FOR each of the proposals described in this proxy statement.

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy of shareholders entitled to cast thirty percent (30%) of all votes entitled to be cast at the meeting shall constitute a quorum at all meetings of the shareholders, except with respect to any matter which by law or the Charter of the company requires the separate approval of one or more classes or series of the capital stock of the company, in which case the holders of one-third of the shares of each such class or series (or of such classes or series voting together as a single class) entitled to vote on the matter shall constitute a quorum.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, the broker will be entitled to vote your shares on Proposals 1 and 7 (election of directors and ratification of selection of accountants) even if it has not received instructions from you. Your broker will not be entitled to vote on Proposals 2, 3, 4, 5, 6 or 8 (approving an Agreement and Plan of Reorganization for your fund's company, approving a new advisory agreement for your fund, changing your fund's investment restrictions, making the fund's investment objective non-fundamental for each of Asian Growth, European Development, Aggressive Growth, Global Growth and Global Income, and changing the investment objective of International Equity and making it non-fundamental, and considering other matters) unless it has received instructions from you. If your broker does not vote your shares on Proposals 2, 3, 4, 5, 6 or 8 because it has not received instructions from you, these shares will be considered broker non-votes.

     Broker non-votes and abstentions with respect to any proposal will count as present for establishing a quorum.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of votes cast is necessary to elect the directors, meaning that the nominees receiving the most votes will be elected (Proposal 1). In an uncontested election of directors, the plurality requirement is not a factor.

     The affirmative vote of a majority of the outstanding shares of the company entitled to vote at the meeting is required to approve the Agreement and Plan of Reorganization to reorganize the company as a Delaware business trust (Proposal
2). Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposal 2.

     The affirmative vote of a majority of the outstanding voting securities of each fund, as defined in the Investment Company Act of 1940, as amended (the 1940 Act), is required to:

     - approve the funds' new advisory agreement (Proposal 3);

     - approve new fundamental investment restrictions for the funds (Proposal
       4);

     - make non-fundamental the investment objective of Asian Growth, European Development, Aggressive Growth, Global Growth and Global Income (Proposal
       5); and

     - change the investment objective of International Equity and make it non-fundamental (Proposal 6).

     The 1940 Act defines a majority of the outstanding voting securities of a fund (a 1940 Act majority) as the lesser of (a) the vote of holders of 67% or more of the voting securities of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting securities of the fund are present in person or by proxy, or (b) the vote of the holders of more than 50% of the outstanding voting securities of the fund. Broker non-votes and abstentions will not count as votes cast and will have the effect of votes against Proposals 3 through 6.

     The affirmative vote of a majority of votes cast is necessary to ratify the selection of KPMG LLP as your fund's independent accountants (Proposal 7).

For Proposal 7, abstentions will not count as votes cast and will have no effect on the outcome of the vote.

CAN THE MEETING BE ADJOURNED?

     The proxies may propose to adjourn the meeting to permit further solicitation of proxies or for other purposes. Any such adjournment will require the affirmative vote of a majority of the votes cast.

HOW CAN I OBTAIN MORE INFORMATION ABOUT THE FUNDS?

     UPON YOUR REQUEST, EACH FUND WILL FURNISH YOU A FREE COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY. YOU SHOULD DIRECT YOUR REQUEST TO A I M FUND SERVICES, INC. AT P.O. BOX 4739, HOUSTON, TX 77210-4739 OR BY CALLING 1-800-347-4246.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THE ELECTION OF DIRECTORS?

     Proposal 1 applies to all shareholders of all funds.

WHO ARE THE NOMINEES FOR DIRECTOR?

     For election of directors at the meeting, the Board has approved the nomination of Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Edward K. Dunn, Jr., Jack M. Fields, Carl Frischling, Robert H. Graham, Prema Mathai-Davis, Lewis F. Pennock and Louis S. Sklar, each to serve as director until his or her successor is elected and qualified.

     The proxies will vote for the election of these nominees unless you withhold authority to vote for any or all of them in the proxy. Each of the nominees has indicated that he or she is willing to serve as a director. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the directors who are not interested persons of the company, as defined in the 1940 Act (the independent directors), may recommend.

     All of the nominees presently are directors of the company. The nominees also serve as directors, trustees or officers of the following open-end management investment companies advised or managed by A I M Advisors, Inc.
(AIM): AIM Advisor Funds, Inc., AIM Equity Funds, Inc., AIM Funds Group, AIM International Funds, Inc., AIM Investment Securities Funds, AIM Special Opportunities Funds, AIM Summit Fund, Inc., AIM Tax-Exempt Funds, Inc., AIM Variable Insurance Funds, Inc., Short-Term Investments Co., Short-Term Investments Trust and Tax-Free Investments Co. (these investment companies and their series portfolios, if any, are referred to collectively as the AIM funds).

Robert H. Graham also serves as a director or trustee, and officer of other open-end and closed-end management investment companies managed or advised by AIM. No director or nominee is a party adverse to the company or any of its affiliates in any material pending legal proceedings, nor does any director or nominee have an interest materially adverse to the company.

     The following table sets forth information concerning the nominees:

NAME, ADDRESS AND
AGE                   DIRECTOR SINCE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------     --------------       ----------------------------------------
*Charles T. Bauer    October 30, 1991   Director and Chairman, A I M Management Group
(81)                                    Inc.; A I M Advisors, Inc., A I M Capital
11 Greenway Plaza                       Management, Inc.; A I M Distributors, Inc.;
Suite 100                               A I M Fund Services, Inc. and Fund Management
Houston, TX 77046-                      Company; and Executive Vice Chairman and
1173                                    Director, AMVESCAP PLC.

Bruce L. Crockett    December 8, 1992   Director, ACE Limited (insurance company).
(55)                                    Formerly, Director, President and Chief
906 Frome Lane                          Executive Officer, COMSAT Corporation; and
McLean, VA 22102                        Chairman, Board of Governors of INTELSAT
                                        (international communications company).

Owen Daly II (75)    December 10, 1991  Formerly, Director, Cortland Trust Inc.
Six Blythewood Road                     (investment company), Director, CF & I Steel
Baltimore, MD 21210                     Corp., Monumental Life Insurance Company and
                                        Monumental General Insurance Company; and
                                        Chairman of the Board of Equitable
                                        Bancorporation.

Edward K. Dunn, Jr.  March 10, 1998     Chairman of the Board of Directors, Mercantile
(64)                                    Mortgage Corporation. Formerly, Vice Chairman
2 Hopkins Plaza                         of the Board of Directors and President and
8th Floor, Suite                        Chief Operating Officer, Mercantile-Safe
805                                     Deposit & Trust Co.; and President, Mercantile
Baltimore, MD 21201                     Bankshares.

Jack M. Fields (48)  March 11, 1997     Chief Executive Officer, Texana Global, Inc.
Jetero Plaza, Suite                     (foreign trading company) and Twenty First
E                                       Century Group, Inc. (a governmental affairs
8810 Will Clayton                       company); and Director, Telscape International
Parkway                                 and Administaff. Formerly, Member of the U.S.
Humble, TX 77338                        House of Representatives.

* Mr. Bauer is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

NAME, ADDRESS AND
AGE                    TRUSTEE SINCE       PRINCIPAL OCCUPATION DURING PAST 5 YEARS
-----------------      -------------       ----------------------------------------
**Carl Frischling    December 10, 1991  Partner, Kramer Levin Naftalis & Frankel LLP
(63)                                    (law firm). Formerly Partner, Reid & Priest
919 Third Avenue                        (law firm).
New York, NY 10022

***Robert H. Graham  May 10, 1994       Director, President and Chief Executive
(53)                                    Officer, A I M Management Group Inc.; Director
11 Greenway Plaza                       and President, A I M Advisors, Inc.; Director
Suite 100                               and Senior Vice President, A I M Capital
Houston, TX 77046-                      Management, Inc., A I M Distributors, Inc.,
1173                                    A I M Fund Services, Inc. and Fund Management
                                        Company; and Director and Chief Executive
                                        Officer, Managed Products, AMVESCAP PLC.

Prema Mathai-Davis   September 10,      Chief Executive Officer, YWCA of the U.S.A.
(49)                 1998
350 Fifth Avenue,
Suite 301
New York, NY 10118

Lewis F. Pennock     October 30, 1991   Partner, Pennock & Cooper (law firm).
(57)
6363 Woodway, Suite
825
Houston, TX 77057

Louis S. Sklar (60)  October 30, 1991   Executive Vice President, Development and
The Williams Tower                      Operations, Hines Interests Limited
50th Floor                              Partnership (real estate development).
2800 Post Oak
Boulevard
Houston, TX 77056

 ** Mr. Frischling is an interested person of the company, as defined in the 1940 Act, primarily because of payments received by his law firm from the company for services to the independent directors of the company.

*** Mr. Graham is an interested person of AIM and the company, as defined in the 1940 Act, primarily because of his positions with AIM and its affiliated companies, as set forth above, and through his ownership of stock of AMVESCAP PLC, which, through A I M Management Group Inc., owns all of the outstanding stock of AIM.

WHAT ARE THE RESPONSIBILITIES OF THE BOARD?

     The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates. At least annually, the Board reviews the fees paid by the company for these services and the overall level of the funds' operating expenses.

WHY ARE DIRECTORS BEING ELECTED AT THE PRESENT TIME?

     Under the 1940 Act, the Board may fill vacancies on the Board or appoint new directors only if, immediately thereafter, at least two-thirds of the directors will have been elected by shareholders. Currently, seven of the company's ten directors have been elected by shareholders. As directors retire, resign or otherwise cease their service as directors in the future, the company may be unable to fill the vacancies created by such action because three of the company's ten directors have not been elected by shareholders. To provide the Board with the flexibility to fill vacancies created when directors cease their service as directors, and in light of the fact that only seven of the company's directors have been elected by shareholders, the Board believes it is appropriate for shareholders to elect directors at the present time.

HOW LONG CAN DIRECTORS SERVE ON THE BOARD?

     Directors generally hold office until their successors are elected and qualified. Pursuant to a policy adopted by the Board in 1992, each duly elected or appointed independent director may continue to serve as a director until December 31 of the year in which the director turns 72. Independent directors who were age 65 or older and serving on the board of one or more of the AIM funds when the policy was adopted in 1992 may continue to serve until December 31 of the year in which the director turns 75. A director of the company may resign or be removed for cause by a vote of the holders of a majority of the outstanding shares of the funds at any time. A majority of the Board may extend from time to time the retirement date of a director. The Board has agreed to extend the retirement date of Mr. Daly, who otherwise would have retired December 31, 2000, to December 31, 2001. In making this decision, the Board took into account Mr. Daly's experience and active participation as a director.

WHAT ARE SOME OF THE WAYS IN WHICH THE BOARD REPRESENTS MY INTERESTS?

     The Board seeks to represent shareholder interests by:

     - reviewing the funds' investment performance on an individual basis with the funds' respective managers;

     - reviewing the quality of the various other services provided to the funds and their shareholders by each of the fund's service providers, including AIM and its affiliates;

     - discussing with senior management of AIM steps being taken to address any performance deficiencies;

     - reviewing the fees paid to AIM and its affiliates to ensure that such fees remain reasonable and competitive with those of other mutual funds, while at the same time providing sufficient resources to continue to provide high-quality services in the future;

     - monitoring potential conflicts between the funds and AIM and its affiliates to ensure that the funds continue to be managed in the best interests of their shareholders; and

     - monitoring potential conflicts among funds to ensure that shareholders continue to realize the benefits of participation in a large and diverse family of funds.

WHAT ARE THE COMMITTEES OF THE BOARD?

     The standing Committees of the Board are the Audit Committee, the Capitalization Committee, the Investments Committee and the Nominating and Compensation Committee.

     The members of the Audit Committee are Messrs. Crockett, Daly, Dunn (Chairman), Fields, Frischling, Pennock and Sklar and Dr. Mathai-Davis. The Audit Committee is responsible for:

     - considering management's recommendations of independent accountants for each fund and evaluating such accountants' performance, costs and financial stability;

     - with AIM, reviewing and coordinating audit plans prepared by the funds' independent accountants and management's internal audit staff; and

     - reviewing financial statements contained in periodic reports to shareholders with the funds' independent accountants and management.

     The members of the Capitalization Committee are Messrs. Bauer, Graham (Chairman) and Pennock. The Capitalization Committee is responsible for:

     - increasing or decreasing the aggregate number of shares of any class of the company's common stock by classifying and reclassifying the company's authorized but unissued shares of common stock, up to the company's authorized capital;

     - fixing the terms of such classified or reclassified shares of common stock; and

     - issuing such classified or reclassified shares of common stock upon the terms set forth in the applicable fund's prospectus, up to the company's authorized capital.

     The members of the Investments Committee are Messrs. Bauer, Crockett, Daly, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis. The Investments Committee is responsible for:

     - overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and

     - considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

     The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dunn, Fields, Pennock and Sklar and Dr. Mathai-Davis. The Nominating and Compensation Committee is responsible for:

     - considering and nominating individuals to stand for election as independent directors as long as the company maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act;

     - reviewing from time to time the compensation payable to the independent directors; and

     - making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the independent directors.

     The Nominating and Compensation Committee will consider nominees recommended by a shareholder to serve as directors, provided (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which directors will be elected, and (ii) that the Nominating and Compensation Committee or the Board, as applicable, shall make the final determination of persons to be nominated.

HOW OFTEN DOES THE BOARD MEET?

     The Board typically conducts regular meetings nine times a year to review the operations of the funds and of the other AIM funds. Typically, five of these nine meetings are held in person, each over a two-day period. One or more Committees of the Board generally meet in conjunction with each in-person meeting of the Board. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     During the fiscal year ended October 31, 1999, the Board held 9 meetings, the Audit Committee held 5 meetings, the Investments Committee held 4 meetings and the Nominating and Compensation Committee held 5 meetings. The Capitalization Committee did not meet. All of the current directors and Committee members then serving attended at least 75% of the meetings of the Board and applicable Committees, if any, held during the fiscal year ended October 31, 1999.

WHAT ARE THE DIRECTORS PAID FOR THEIR SERVICES?

     Each director is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended. Each director who is not also an officer of the company is compensated for his or her services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of all of the other AIM funds. Each such director receives a fee, allocated among the AIM funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued for each director:

                                                                         TOTAL
                                                RETIREMENT BENEFITS   COMPENSATION
                       AGGREGATE COMPENSATION     ACCRUED BY ALL        FROM ALL
DIRECTOR                FROM THE COMPANY(1)        AIM FUNDS(2)       AIM FUNDS(3)
--------               ----------------------   -------------------   ------------
Charles T. Bauer.....          $    0                $      0           $      0
Bruce L. Crockett....           8,166                  37,485            103,500
Owen Daly II.........           8,166                 122,898            103,500
Edward K. Dunn
  Jr. ...............           8,166                       0            103,500
Jack M. Fields.......           8,009                  15,826            101,500
Carl Frischling(4)...           8,122                  97,791            103,500
Robert H. Graham.....               0                       0                  0
John F. Kroeger(5)...               0                 107,896                  0
Prema Mathai-Davis...           8,166                       0            101,500
Lewis F. Pennock.....           8,122                  45,766            103,500
Ian W. Robinson(6)...           3,557                  94,442             25,000
Louis S. Sklar.......           8,122                  90,232            101,500

(1) The total amount of compensation deferred by all directors of the company during the fiscal year ended October 31, 1999, including earnings thereon, was $51,056.

(2) During the fiscal year ended October 31, 1999, the total amount of expenses allocated to the company in respect of such retirement benefits was $31,707. Data reflects compensation for the calendar year ended December 31, 1999. Accruals for 1999 are based on actuarial projections from 1998.

(3) Each director serves as director or trustee of at least 12 registered investment companies advised by AIM. Data reflects compensation for the calendar year ended December 31, 1999.

(4) During the fiscal year ended October 31, 1999, the company paid $28,914 in legal fees to Mr. Frischling's law firm, Kramer Levin Naftalis & Frankel LLP, for services rendered to the independent directors of the company.

(5) Mr. Kroeger was a director until June 11, 1998, when he resigned. On that date, he became a consultant to the company. Mr. Kroeger passed away on November 26, 1998. Mr. Kroeger's widow will receive his pension as described below under "AIM Funds Retirement Plan for Eligible Directors/Trustees."

(6) Mr. Robinson was a director until March 12, 1999, when he retired.

  AIM Funds Retirement Plan for Eligible Directors/Trustees

     Under the terms of the AIM Funds Retirement Plan for Eligible Directors/ Trustees, each director (who is not an employee of any of the AIM funds, A I M

Management Group Inc. (AIM Management) or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to such retirement plan, a director becomes eligible to retire and to receive full benefits under the plan when he or she has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the applicable AIM funds). Each eligible director is entitled to receive an annual benefit from the applicable AIM funds commencing on the first day of the calendar quarter coincident with or following his or her date of retirement equal to a maximum of 75% of the annual retainer paid or accrued by the applicable AIM funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the applicable AIM funds and the director) and based on the number of such director's years of service (not in excess of 10 years of service) completed with respect to any of the applicable AIM funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of all benefits under the plan, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the plan are not secured or funded by any applicable AIM fund.

     Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service for Messrs. Crockett, Daly, Dunn, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar and Dr. Mathai-Davis are 13, 13, 2, 3, 23, 20, 18, 11, 10 and 1 years, respectively.

                   ESTIMATED ANNUAL BENEFITS UPON RETIREMENT

                                     ANNUAL RETIREMENT
   NUMBER OF YEARS OF SERVICE        COMPENSATION PAID BY ALL
  WITH THE APPLICABLE AIM FUNDS      APPLICABLE AIM FUNDS
  -----------------------------      ------------------------
10...............................            $67,500
 9...............................            $60,750
 8...............................            $54,000
 7...............................            $47,250
 6...............................            $40,500
 5...............................            $33,750

  Deferred Compensation Agreements

     Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (the deferring directors) have each executed a deferred compensation agreement. Pursuant to the agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the agreement) beginning on the date the deferring director's retirement benefits commence under the plan. The Board, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the company and of each other AIM fund from which they are deferring compensation.

WHAT ARE OFFICERS PAID FOR THEIR SERVICES?

     The company does not pay its officers for the services they provide to the company. Instead, the officers, who are also officers or employees of AIM or its affiliates, are compensated by AIM Management or its affiliates.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 1?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 2:
                      APPROVAL OF AN AGREEMENT AND PLAN OF
                 REORGANIZATION TO REORGANIZE THE COMPANY AS A
                            DELAWARE BUSINESS TRUST

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 2 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The company currently is organized as a Maryland corporation. The Board has approved an Agreement and Plan of Reorganization (the plan), which provides for a series of transactions to convert each fund of the company (a current fund) to a corresponding series (a new fund) of a newly created open-end management investment company organized as a business trust (the trust) under the Delaware Business Trust Act. Under the plan, each current fund will transfer all its assets to a corresponding new fund in exchange solely for voting shares of beneficial interest in the new fund and the new fund's assumption of all the current fund's liabilities (collectively, the reorganization). A form of the plan relating to the proposed reorganization is in Appendix B. If Proposal 2 is not approved by the shareholders, the company will continue to operate as a Maryland corporation.

     The reorganization is being proposed primarily to modernize the organizational documents under which the company operates. AIM and the Board believe that a number of benefits will be available to the current funds and their shareholders once these documents conform to those of other AIM funds. The operations of each new fund following the reorganization will be substantially similar to those of its predecessor current fund, except that each new fund's advisory agreement will conform to the changes proposed in Proposal 3, to the extent Proposal 3 is approved; AIM will be solely responsible for providing investment advisory services to new Asian Growth and new European Development, and therefore neither new Asian Growth nor new European Development will have sub-advisory or sub-sub-advisory agreements; the fundamental investment restrictions for all of the new funds will conform to the changes proposed in Proposal 4, to the extent that Proposal 4 is approved; the investment objectives for each of new Asian Growth, new European Development, new Aggressive Growth, new Global Growth and new Global Income will be made non-fundamental as proposed in Proposal 5, if Proposal 5 is approved; and the investment objective of new International Equity will be changed and made non-fundamental as proposed in Proposal 6, if Proposal 6 is approved. Finally, as described below, the trust's Agreement and Declaration of Trust differs from the company's Charter in certain respects that are expected to improve the company's and each fund's operations.

WHAT ARE THE REASONS FOR THE PROPOSED REORGANIZATION?

     The reorganization is being proposed because, as noted above, AIM and the Board believe that the Delaware business trust organizational form offers a number of advantages over the Maryland corporate organizational form. As a result of these advantages, the Delaware business trust organizational form has been increasingly used by mutual funds, including many AIM funds.

     The Delaware business trust organizational form offers greater flexibility than the Maryland corporate form. A Maryland corporation is governed by the detailed requirements imposed by Maryland corporate law and by the terms of its Charter. A Delaware business trust is subject to fewer statutory requirements. The trust will be governed primarily by the terms of an Agreement and Declaration of Trust (trust instrument). In particular, the trust will have greater flexibility to conduct business without the necessity of engaging in expensive proxy solicitations to shareholders. For example, under Maryland corporation law, amendments to the company's Charter would typically require shareholder approval. Under Delaware law, unless the trust instrument of a Delaware business trust provides otherwise, amendments to it may be made without first obtaining shareholder approval. In addition, unlike Maryland corporation law, which restricts the delegation of a board of directors' functions, Delaware law permits the board of trustees of a Delaware business trust to delegate certain of its responsibilities. For example, the board of trustees of a Delaware business trust may delegate the responsibility of declaring dividends to duly empowered committees of the board or to appropriate officers. Finally, Delaware law permits the trustees to adapt a Delaware business trust to future contingencies. For example, the trustees may, without a shareholder vote, change a Delaware business trust's domicile or organizational form. In contrast, under Maryland corporation law, a company's board of directors would be required to obtain shareholder approval prior to changing domicile or organizational form.

     The reorganization will also have certain other effects on the company, its shareholders and management, which are described below under the heading "How Will the Trust Compare to the Company?"

WHAT WILL THE PROPOSED REORGANIZATION INVOLVE?

     To accomplish the reorganization, the trust has been formed as a Delaware business trust pursuant to its trust instrument, and each new fund has been established as a series of the trust. On the closing date, each current fund will transfer all of its assets to the corresponding classes of the new fund in exchange solely for a number of full and fractional Class A, Class B and Class C shares of the new fund equal to the number of full and fractional shares of common stock of the corresponding classes of the current fund then outstanding and the new fund's assumption of the current fund's liabilities. Immediately thereafter, each current fund will distribute those new fund shares to its shareholders in complete liquidation and will, as soon as practicable thereafter, be terminated. Upon completion of the reorganization, each shareholder of each current fund will be the owner of full and fractional shares of the corresponding new fund equal in number and aggregate net asset value to the shares he or she held in the current fund.

     The obligations of the company and the trust under the plan are subject to various conditions stated therein. To provide against unforeseen events, the plan may be terminated or amended at any time prior to the closing of the reorganization by action of the Board, notwithstanding the approval of the plan by the shareholders of the company. However, no amendments may be made that would materially adversely affect the interests of shareholders of any current fund. The company and the trust may at any time waive compliance with any condition contained in the plan, provided that the waiver does not materially adversely affect the interests of shareholders of any current fund.

     The plan authorizes the company to acquire one share of each class of each new fund and, as the sole shareholder of the trust prior to the reorganization, to do each of the following:

     - Approve with respect to each new fund a new investment advisory agreement that will be substantially identical to that described in Proposal 3. Information on the new advisory agreement, including a description of the differences between it and the current advisory agreement, is set forth below under Proposal 3. A form of the new advisory agreement is in Appendix C. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve with respect to such fund an investment advisory agreement that is substantially identical to such fund's existing investment advisory agreement.

     - Assuming that Proposal 3 is approved by shareholders, approve with respect to each new fund a new administrative services agreement with AIM that will be substantially identical to the company's existing administrative services agreement with AIM, except for the changes described in Proposal 3. If Proposal 3 is not approved by a current fund's shareholders, the trust will approve for such fund an administrative services agreement that is substantially identical to such fund's existing administrative services agreement.

     - Approve with respect to each new fund a new distribution agreement with A I M Distributors, Inc. The proposed distribution agreement will provide for substantially the same distribution services as currently provided by A I M Distributors, Inc.

     - Approve a new distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to each class of each new fund that will be substantially identical to the corresponding current fund's existing distribution plan for that class.

     - Approve with respect to each new fund a custodian agreement with State Street Bank and Trust Company and a transfer agency and servicing agreement with A I M Fund Services, Inc., each of which currently provides such services to the corresponding current fund, and a multiple class plan pursuant to Rule 18f-3 of the 1940 Act which will be substantially identical to the multiple class plan that exists for the corresponding current fund.

     - Elect the directors of the company as the trustees of the trust to serve without limit in time, except as they may resign or be removed by action of the trust's trustees or shareholders, and except as they retire in accordance with the trust's retirement policy for trustees. The trust's retirement policy for trustees is substantially identical to the company's retirement policy for directors.

     - Ratify the selection of KPMG LLP, the accountants for each current fund, as the independent public accountants for each new fund.

     - Approve such other agreements and plans as are necessary for each new fund's operation as a series of an open-end management investment company.

     The trust's transfer agent will establish for each shareholder an account containing the appropriate number of shares of each class of each new fund. Such accounts will be identical in all respects to the accounts currently maintained by the company's transfer agent for each shareholder of the current funds. Shares held in the current fund accounts will automatically be designated as shares of the new funds. Certificates for current fund shares issued before the reorganization will represent shares of the corresponding new fund after the reorganization. The trust will not normally issue share certificates. Any account options or privileges on accounts of shareholders under the current funds will be replicated on the new fund account.

WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION?

     The company and the trust will receive an opinion of Ballard Spahr Andrews & Ingersoll, LLP to the effect that the reorganization will constitute a tax-free reorganization under section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, the current funds, the new funds and the shareholders of the new funds will recognize no gain or loss for federal income tax purposes as a result of the reorganization. Shareholders of the current funds should consult their tax advisers regarding the effect, if any, of the reorganization in light of their individual circumstances and as to state and local consequences, if any, of the reorganization.

WILL I HAVE APPRAISAL RIGHTS?

     Appraisal rights are not available to shareholders. However, shareholders retain the right to redeem their shares of the current funds or the new funds, as the case may be, at any time before or after the reorganization.

HOW WILL THE TRUST COMPARE TO THE COMPANY?

  Structure of the Trust

     The trust has been established under the laws of the State of Delaware by the filing of a certificate of trust in the office of the Secretary of State of Delaware. The trust has established series corresponding to and having identical designations as the series portfolios of the company. The trust has also established classes with respect to each new fund corresponding to and having identical designations as the classes of each current fund. Each new fund will have the same investment objectives, policies, and restrictions as its predecessor current fund, except that the new funds' fundamental restrictions, investment objectives, and fundamental policies will conform to the changes proposed in Proposals 4 through 6 (assuming approval of each of these Proposals by the shareholders). If any of Proposals 4 through 6 are not approved by shareholders, the new funds affected by the non-approval will continue to be subject to the corresponding current funds' existing fundamental restrictions, investment objectives and fundamental policies, as applicable. The trust's fiscal year is the same as that of the company. The trust will not have any operations prior to the reorganization. Initially, the company will be the sole shareholder of the trust.

     As a Delaware business trust, the trust's operations are governed by its trust instrument and Bylaws and applicable Delaware law rather than by the company's Charter and Amended and Restated Bylaws and applicable Maryland law. Certain differences between the two domiciles and organizational forms are summarized below. The operations of the trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations thereunder.

  Trustees and Officers of the Trust

     Subject to the provisions of the trust instrument, the business of the trust will be managed by its trustees, who serve indefinite terms and who have all powers necessary or convenient to carry out their responsibilities. The responsibilities, powers, and fiduciary duties of the trustees are substantially the same as those of the directors of the company.

     The trustees of the trust would be those persons elected at this meeting to serve as directors of the company. Information concerning the nominees for election as directors of the company, all of whom presently serve in such positions, is set above under Proposal 1. The current officers of the company, as well as certain AIM personnel, have been elected to serve as officers of the trust and the current officers of the company will perform the same functions on behalf of the trust following the reorganization that they now perform on behalf of the company.

  Shares of the Trust

     The beneficial interests in the new funds will be represented by transferable shares, par value $0.001 per share. Shareholders do not have the right to demand or require the trust to issue share certificates, although the trust, in its sole discretion, may issue them. The trustees have the power under the trust instrument to establish new series and classes of shares; the company's directors currently have a similar right. The trust instrument permits the trustees to issue an unlimited number of shares of each class and series. The company is authorized to issue only the number of shares specified in the Charter and may issue additional shares only with Board approval and after payment of a fee to the State of Maryland on any additional shares authorized.

     Each current fund currently has three classes of shares: Class A, Class B, and Class C. The trust has established for each new fund the classes that currently exist for its predecessor current fund. Except as discussed in this proxy statement, shares of each class of the new funds will have rights, privileges, and terms substantially similar to those of the corresponding class of the current funds.

  Shareholder Meeting Requirements

     Maryland law provides that a special meeting of shareholders shall be called upon the written request of shareholders holding 25% of the company's shares. The company's Amended and Restated Bylaws allow a special meeting of shareholders to be called upon the written request of shareholders holding 10% of the company's shares. The trust's Bylaws provide that a special meeting of shareholders for the purpose of voting on the removal of any trustee may be called by the holders of 10% or more of the outstanding shares of the trust.

     The trust, like the company, will operate as an open-end management investment company registered with the Securities and Exchange Commission (SEC) under the 1940 Act. As permitted by SEC rules, the trust will adopt as its own the registration statement of the company. Shareholders of the new funds therefore will have the power to vote at special meetings with respect to, among other things, changes in any fundamental investment objectives and the fundamental restrictions and policies of the new funds; approval of certain changes to investment advisory contracts and plans of distribution; and additional matters relating to the trust required by the 1940 Act.

  Shareholder Voting Rights

     Under Maryland law, shareholders of the company have the right to vote on the following matters: the substantive amendment or complete restatement of the company's Charter; generally, a consolidation, merger, or share exchange involving the company or a transfer of the company's assets not in the ordinary course of business; and the voluntary or, in some cases, involuntary dissolution of the company.

     Shareholders of the trust will have only those voting rights that are explicitly set forth in the trust instrument. Under the trust instrument, shareholders of the trust have the right to vote on the following matters: the election or removal of trustees, provided that a meeting of shareholders has been called for that purpose; the termination of the trust or any fund or class, provided that a meeting of shareholders has been called for that purpose and unless there are fewer than 100 holders of record of the trust or such terminating fund or class; the sale of all or substantially all of the assets of the trust or any fund or class, unless the primary purpose of such sale is to change the trust's domicile or organizational form; under certain circumstances, the merger or consolidation of the trust or any fund or class with and into another company or with and into another fund or class of the trust; and the amendment of the section of the trust instrument that governs shareholders' voting rights.

  Removal of Directors and Trustees

     The company's Charter permits removal of a director prior to the expiration of his or her term of office for cause, and not otherwise, by the affirmative vote of a majority of all votes entitled to be cast for the election of directors. Under the trust's trust instrument, a trustee may be removed by a written instrument, signed by at least two-thirds of the number of trustees prior to such removal, or by the affirmative vote of holders of two-thirds of the trust's outstanding shares at a special meeting called for that purpose.

  Shareholders' Rights of Inspection

     Maryland law provides generally that persons who have been shareholders of record for six months or more and who own of record at least 5% of a current fund's outstanding shares of any class may inspect that current fund's books of account and stock ledger. Under the trust's trust instrument and Bylaws, new fund shareholders who have held shares of record for at least six months and who hold at least 5% of the outstanding shares of any class of a new fund are permitted, upon written request, to inspect a list of the shareholders of that fund.

  Shareholder Liability

     Maryland law provides that a shareholder is not obligated to the company with respect to the stock held therein, except to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid (subject to limited exceptions); (2) the shareholder knowingly accepted an illegal distribution; or (3) the shareholder is subject to any liability imposed by law upon the dissolution, voluntary or involuntary, of the company.

     Under Delaware law, shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. However, the trust instrument disclaims shareholder liability for acts or obligations of the trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the trust. The trust instrument provides for indemnification out of the property of a new fund for all losses and expenses of any shareholder of such new fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a new fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

  Liability of Directors and Trustees

     Under its Charter, the company limits the liability of and indemnifies its present and past directors and officers to the maximum extent permitted by Maryland law and the 1940 Act. Directors may be personally liable to the company by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as directors. In the event of any litigation or other proceeding against a director or officer of the company, Maryland law permits the company to indemnify the director or officer for certain expenses and to advance money for such expenses unless (a) it is established that the act or omission of the director or officer was material to the matter giving rise to the proceeding and the act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (b) the director or officer actually received an improper personal benefit in money, property or services; or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe the act or omission was unlawful.

     The trust instrument provides indemnification for current and former trustees, officers, employees and agents of the trust to the fullest extent permitted by Delaware law, the trust's Bylaws and other applicable law. Trustees of the trust may be personally liable to the trust and its shareholders by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

  Amendment of Charter and Trust Instrument

     Under the company's Charter and Maryland law, the Charter may be amended upon (a) adoption by the Board of a resolution setting forth the proposed amendment and declaring that such amendment is advisable and (b) approval of such resolution by the holders of a majority of the company's outstanding shares. The trust instrument may be amended by a majority of the trustees without any shareholder vote, except that the shareholders will have the right to vote on any amendment that affects their voting rights, that reduces the indemnification provided to shareholders or former shareholders, that is required to have shareholder approval by law or by the trust's registration statement, or that is submitted to the shareholders by the trustees.

               -------------------------------------------------

     The foregoing is only a summary of certain differences between and among the company's Charter and Amended and Restated Bylaws and Maryland law and the trust instrument and the trust's Bylaws and Delaware law. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the Charter and Amended and Restated Bylaws of the company, and of the trust instrument and the trust's Bylaws are available to shareholders without charge upon written request to the company or the trust.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     Assuming your approval of Proposal 2, the company currently contemplates that the reorganization will close on May 22, 2000. However, the reorganization may close on another date if circumstances warrant.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 2?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 3:
                APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 3 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve a new advisory agreement between AIM and the company for your fund. The Board is asking you to vote on this new agreement because the company may amend its advisory agreement only with shareholder approval. A form of the company's proposed Master Investment Advisory Agreement is in Appendix C. The proposed advisory agreement amends the current advisory agreement primarily by:

     - omitting references to the provision of administrative services to the funds;

     - omitting certain expense limitations that are no longer applicable;

     - clarifying existing non-exclusivity provisions;

     - clarifying existing delegation provisions;

     - adding provisions regarding affiliated brokerage;

     - adding certain provisions to fully implement the funds' securities lending program; and

     - clarifying existing liability provisions.

     At a meeting held on February 3, 2000, the Board voted to recommend that you approve a proposal to adopt the new advisory agreement.

WHO IS THE FUNDS' INVESTMENT ADVISOR?

     AIM became the investment advisor for each of the funds on the dates indicated in Appendix D. The current Master Investment Advisory Agreement, as amended, was executed, and the funds' shareholders last voted on such agreement, on the dates indicated in Appendix D. The Board, including a majority of the independent directors, last approved the current advisory agreement on May 11, 1999.

     AIM is a wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. The address of AIM and AIM Management is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM was organized in 1976, and, together with its subsidiaries, advises or manages approximately 120 investment portfolios encompassing a broad range of investment objectives. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London EC2M 4YR, United Kingdom. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific region. A list of the principal executive officer and the directors of AIM is in Appendix E.

DO ANY OF THE COMPANY'S DIRECTORS OR EXECUTIVE OFFICERS HOLD POSITIONS WITH AIM?

     Charles T. Bauer, Robert H. Graham, Gary T. Crum, Carol F. Relihan, Melville B. Cox, Dana R. Sutton and Robert G. Alley, all of whom are directors and/or officers of the company, also are directors and/or executive officers of AIM. Each of them also beneficially owns shares of AMVESCAP PLC and/or options to purchase shares of AMVESCAP PLC.

WHAT ARE THE TERMS OF THE CURRENT ADVISORY AGREEMENT?

     Under the terms of the current advisory agreement, AIM supervises all aspects of the funds' operations and provides investment advisory services to the funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the funds. AIM will not be liable to the funds or their shareholders except in the case of AIM's willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     The current advisory agreement provides that the funds will pay or cause to be paid all of their expenses not assumed by AIM, including without limitation:

     - brokerage commissions;

     - taxes;

     - legal, accounting, auditing or governmental fees;

     - the cost of preparing share certificates;

     - custodian, transfer and shareholder service agent costs;

     - expenses of issue, sale, redemption, and repurchase of shares;

     - expenses of registering and qualifying shares for sale;

     - expenses relating to director and shareholder meetings;

     - the cost of preparing and distributing reports and notices to shareholders;

     - the fees and other expenses incurred by the funds in connection with membership in investment company organizations;

     - the cost of printing copies of prospectuses and statements of additional information distributed to the funds' shareholders; and

     - all other charges and costs of the funds' operations unless otherwise explicitly provided.

     The current advisory agreement will continue in effect from year to year for each fund only if such continuance is specifically approved at least annually by (i) the Board or the vote of a majority of the outstanding voting securities of that fund (as defined in the 1940 Act), and (ii) the affirmative vote of a majority of independent directors by votes cast in person at a meeting called for such purpose. The current advisory agreement provides that the Board, a majority of the outstanding voting securities of a fund or AIM may terminate the agreement for a fund on 60 days' written notice without penalty. The agreement terminates automatically in the event of its assignment.

     AIM may from time to time waive or reduce its fee. AIM may rescind voluntary fee waivers or reductions at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee waiver or reduction prior to the end of each fiscal year. If AIM has agreed to contractual fee waivers or reductions, AIM may not alter those arrangements to a fund's detriment during the period stated in the agreement between AIM and the company. AIM may not change provisions in the current advisory agreement imposing expense limitations without shareholder approval.

     The annual rates at which AIM receives fees from each fund under the current advisory agreement, as well as the dollar amounts of advisory fees net of any expense limitations or fee waivers paid to AIM by each fund and the dollar amount of advisory fees (if any) waived by AIM for each fund for the fiscal year ended October 31, 1999, are in Appendix F.

CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?

     The current advisory agreement provides that AIM may delegate to a sub-advisor or sub-advisors certain of its obligations under the current advisory agreement. In accordance with this provision, AIM had entered into a sub-advisory agreement dated November 1, 1997 with INVESCO Global Asset Management Limited (the sub-advisor) with respect to Asian Growth, pursuant to which the sub-advisor agreed to provide AIM with international economic and market research, securities analyses and investment recommendations for the fund. The sub-advisor in turn entered into a sub-sub-advisory agreement dated November 1, 1997 with INVESCO Asia Limited (a sub-sub-advisor), pursuant to which the sub-sub-advisor agreed to provide AIM the research, analyses and recommendations that the sub-advisor had agreed to provide under the sub-advisory agreement. All investment decisions and portfolio transactions remain the responsibility of AIM.

     In addition, AIM had entered into a sub-advisory agreement dated November 1, 1997 with the sub-advisor with respect to European Development, pursuant to which the sub-advisor agreed to provide AIM with international economic and market research, securities analyses and investment recommendations for the fund. The sub-advisor in turn entered into a sub-sub-advisory agreement dated November 1, 1997 with INVESCO Asset Management Limited (a sub-sub-advisor), pursuant to which the sub-sub-advisor agreed to provide AIM the research, analyses and recommendations that the sub-advisor had agreed to provide under the sub-advisory agreement. All investment decisions and portfolio transactions remain the responsibility of AIM.

     The foregoing sub-advisory and sub-sub-advisory agreements were approved by the initial shareholder of each fund on October 31, 1997 and were last approved by the Board of the company on May 11, 1999. Under each sub-advisory agreement, the sub-advisor is entitled to receive from AIM a sub-advisory fee, calculated at the following annual rates based upon the average daily net assets of the applicable fund: 0.20% of the first $500 million of average daily net assets; and 0.175% of average daily net assets in excess of $500 million. Under each sub-sub-advisory agreement, each sub-sub-advisor is entitled to receive from the sub-advisor an annual fee equal to 100% of the fee the sub-advisor receives from AIM with respect to the applicable fund. During the fiscal year of each of Asian Growth and European Development ended October 31, 1999, the sub-sub-advisor for Asian Growth received $11,850 in fees and the sub-sub-advisor for European Development received $338,464 in fees.

     Since the dates of such agreements, AIM has developed or acquired additional resources for and experience in conducting international economic and market research and securities analyses. Accordingly, AIM believes that the services of the sub-advisor and sub-sub-advisor are no longer necessary to manage the funds and recommended that the Board terminate the sub-advisory and sub-sub-advisory arrangements that had been in effect for Asia Growth and European Development. At a meeting in person held on February 3, 2000, the Board, including a majority of the independent directors, approved the termination of the sub-advisory and sub-sub-advisory agreements, effective May 22, 2000. In approving such terminations, the Board considered the nature and quality of services rendered and to be rendered by AIM and AIM's qualifications regarding its provision of the services previously provided by the sub-advisor and sub-sub-advisors.

WHAT ADDITIONAL SERVICES ARE PROVIDED BY AIM AND ITS AFFILIATES?

     AIM and its affiliates also provide additional services to the company and the funds. AIM provides or arranges for others to provide administrative services to the funds. A I M Distributors, Inc. serves as the principal underwriter for each of the funds, and A I M Fund Services, Inc. serves as the funds' transfer agent. These companies are wholly owned subsidiaries of AIM. Information concerning fees paid to AIM and its affiliates for these services is in Appendix G.

WHAT ADVISORY FEES DOES AIM CHARGE FOR SIMILAR FUNDS IT MANAGES?

     The advisory fee schedules for other funds advised by AIM with similar investment objectives as the funds are in Appendix H.

WHAT ARE THE TERMS OF THE PROPOSED ADVISORY AGREEMENT?

     The primary differences between the current advisory agreement and the proposed advisory agreement that the Board approved are:

     - To omit references to the provision of administrative services to the funds by AIM, because such services are covered by a separate administrative services agreement between AIM and the company;

     - To omit certain expense limitations that are no longer applicable;

     - To clarify non-exclusivity provisions that are set forth in the current advisory agreement;

     - To clarify delegation provisions that are set forth in the current advisory agreement;

     - To add provisions regarding affiliated brokerage;

     - To add certain provisions to fully implement the funds' securities lending program; and

     - To clarify that one fund is not liable for another fund's obligations, and that AIM's liability to one fund does not automatically extend to another fund.

     Each of these changes is discussed more fully below. Except for these changes, the terms of the current advisory agreement and the proposed advisory agreement are substantially similar, except for the effective dates and the renewal dates.

  Administrative Services

     The company and AIM are parties to a Master Administrative Services Agreement dated February 28, 1997, as amended on November 1, 1997. The current advisory agreement states that AIM will provide certain administrative services to the funds at the Board's request. The Board has traditionally asked AIM to provide such services to the funds. AIM then provides such services pursuant to the Master Administrative Services Agreement.

     The Board proposes to separate the advisory services and the administrative services that AIM provides to the company, so that the provision of administrative services is dealt with solely in a Master Administrative Services Agreement. As a result, the proposed advisory agreement omits all references to the Master Administrative Services Agreement. Since this omission will not change the administrative services that AIM provides to the company or the compensation AIM receives for providing administrative services, the Board believes that this change is a matter of form rather than a substantive change in the relationship between AIM and the company.

  Expense Limitations

     The current advisory agreement provides that advisory fees will be reduced in accordance with certain expense limitations set forth in securities regulations of the states in which the funds' shares are qualified for sale. States can no longer impose expense limitations because federal law has pre-empted these state regulations. Accordingly, the Board believes that this expense limitation provision should be omitted from the proposed advisory agreement.

  Non-Exclusivity Provisions

     The current advisory agreement provides that neither AIM nor the directors or officers of the company owe an exclusive duty to the company. The current advisory agreement expressly permits AIM to render investment advisory, administrative and other services to other entities (including investment companies). The current advisory agreement also expressly permits the directors and officers of the company to serve as partners, officers, directors or trustees of other entities (including other investment advisory companies). The Board believes that the non-exclusivity provision in the current advisory agreement should be bifurcated into two separate provisions: one dealing with AIM and the other dealing with officers and directors of the company.

     The non-exclusivity provisions of the proposed advisory agreement are substantially similar to the provision in the current advisory agreement. However, the proposed advisory agreement explicitly states that the company recognizes that AIM's obligations to other clients may adversely affect the company's ability to participate in certain investment opportunities. The proposed advisory agreement also explicitly states that AIM, in its sole discretion, shall be entitled to determine the allocation of investment opportunities among the AIM funds and other clients in accordance with a policy that AIM believes to be equitable.

  Delegation

     The proposed advisory agreement expands the extent to which AIM can delegate its rights, duties and obligations by expressly providing that AIM may delegate any or all of its rights, duties or obligations under the agreement to one or more sub-advisors. It also provides that AIM may replace sub-advisors from time to time in accordance with applicable federal securities laws and rules and regulations in effect or interpreted from time to time by the SEC or with exemptive orders or other similar relief. If, in accordance with the laws, rules, interpretations and exemptions, AIM is not required to seek shareholder approval of a substitution in sub-advisors, it may do so upon approval of the Board.

  Affiliated Brokerage

     Although AIM does not currently execute trades through brokers or dealers that are affiliated with AIM, the proposed advisory agreement includes a new provision that would permit such trades, subject to compliance with applicable federal securities laws.

  Securities Lending

     The proposed advisory agreement includes a new provision that discusses the services to be rendered by AIM if a fund engages in securities lending activities, as well as the compensation AIM may receive for such services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board; (d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

     As compensation for such services, a lending fund shall pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the fund from such activities. AIM currently intends to waive such fees, and has agreed to seek Board approval prior to its receipt of all or a portion of such fees.

  Liability

     The proposed advisory agreement clarifies that no fund shall be liable for the obligations of another fund, and the liability of AIM to one fund shall not automatically render AIM liable to any other fund.

WHAT DID THE DIRECTORS CONSIDER IN APPROVING THE ADVISORY AGREEMENT?

     At the request of AIM, the Board discussed the approval of the proposed advisory agreement at a meeting held in person on February 3, 2000. The independent directors also discussed approval of the proposed advisory agreement with independent counsel at that meeting. In evaluating the proposed advisory agreement, the Board requested and received information from AIM to assist in its deliberations. The Board considered various matters in determining the reasonableness and fairness of the proposed changes in the current advisory agreement with respect to each fund. In doing so, the Board considered the fact that the changes (i) would not result in any changes in the persons providing investment advisory services to the funds; (ii) would not result in any changes to the types or level of services provided by AIM to the funds (other than to have AIM provide certain additional services if a fund engages in securities lending); (iii) would not result in any changes to the advisory fees payable by the funds (other than to permit AIM's receipt of fees in connection with securities lending); (iv) would clarify the terms under which AIM will provide investment advisory services to the funds; and (v) would omit outdated, or otherwise unnecessary, provisions from the new advisory agreement. After considering these matters, the Board concluded that it is in the best interests of the funds and their shareholders to approve the new advisory agreement.

     The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed advisory agreement, the independent directors have considered what they believe to be in your best interests. In so doing, they were advised by independent counsel, retained by the independent directors and paid for by the company, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If approved, the new advisory agreement will become effective on May 22, 2000 and will expire, unless renewed, on or before June 30, 2001. If shareholders do not approve the proposed advisory agreement with respect to a fund, the current advisory agreement will continue in effect for such fund.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 3?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                          PROPOSALS 4(a) THROUGH 4(j):
        CHANGES TO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF EACH FUND

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment restrictions. The Board is asking you to vote on these changes because the investment restrictions described below are fundamental and shareholders must approve any change.

     Pursuant to the 1940 Act, each fund has adopted fundamental restrictions covering certain types of investment practices, which may be changed only with shareholder approval. Restrictions that a fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Board without shareholder approval. In addition to investment restrictions, the funds operate pursuant to investment objectives and policies. These objectives and policies govern the investment activities of the funds and further limit their ability to invest in certain types of securities or engage in certain types of transactions.

     The Board is proposing that you approve changes to your fund's fundamental investment restrictions. The changes will conform these restrictions to a set of uniform model restrictions under which most AIM funds will operate. The Board approved the changes to your fund's fundamental investment restrictions at a meeting held on February 3, 2000. The current fundamental investment restrictions for each fund are in Appendix I.

WHAT ARE THE REASONS FOR THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Several of the funds' current fundamental restrictions reflect regulatory, business or industry conditions, practices or requirements that are no longer applicable. For example, the National Securities Markets Improvement Act of 1996 (NSMIA) preempted state laws, under which the funds previously were regulated and which required the adoption of certain restrictions. In addition, other fundamental restrictions reflect federal regulatory requirements that remain in effect but are not required to be stated as fundamental, or in some cases even as non-fundamental, restrictions. Also, as new AIM funds have been created or acquired during recent years, substantially similar fundamental restrictions often have been phrased in slightly different ways, sometimes resulting in minor but unintended differences in effect or potentially giving rise to unintended differences in interpretation.

     Accordingly, the Board has approved changes to certain of the funds' fundamental restrictions in order to simplify, modernize and make more uniform those restrictions that are required to be fundamental.

     The Board expects that you will benefit from these changes in a number of ways. The proposed uniform restrictions will provide the funds with as much investment flexibility as is possible under the 1940 Act. The Board believes that eliminating the disparities among the AIM funds' fundamental restrictions will enhance management's ability to manage efficiently and effectively the funds' assets in changing regulatory and investment environments. In addition, by reducing to a minimum those restrictions that can be changed only by shareholder vote, each fund will be able to avoid the costs and delays associated with a shareholder meeting if the Board decides to make future changes to a fund's investment policies.

WHAT ARE THE PROPOSED CHANGES TO THE FUNDAMENTAL RESTRICTIONS?

     Each proposed change to the funds' fundamental restrictions is discussed below. The proposed fundamental restrictions will provide the funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of operating under such interpretations or exemptions. Even though the funds will have this flexibility, if the proposed fundamental restrictions are approved, several new non-fundamental investment restrictions (which will function as internal operating guidelines) will become effective. AIM must follow these non-fundamental investment restrictions in managing the funds. Of course, if circumstances change, the Board can approve changes in the manner in which a fund is managed.

     With respect to each fund and each fundamental or non-fundamental restriction, if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in the values of the fund's portfolio securities or the amount of its total assets will not be considered a violation of the restriction.

                                 PROPOSAL 4(a):
                          CHANGE TO OR ELIMINATION OF
               FUNDAMENTAL RESTRICTIONS ON ISSUER DIVERSIFICATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(a) applies to shareholders of all funds.

WHAT ARE THE PROPOSED CHANGES?

     Upon the approval of Proposal 4(a), the two existing fundamental restrictions on portfolio diversification for each of the funds except Global Income would be combined and changed to read as follows:

     "The fund is a 'diversified company' as defined in the 1940 Act. The fund will not purchase the securities of any issuer if, as a result, the fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions."

     Also, upon the approval of Proposal 4(a), the two existing fundamental restrictions on portfolio diversification for Global Income would be eliminated.

  Discussion:

     The proposed changes will permit the funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to issuer diversification.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds except Global
Income:

     "In complying with the fundamental restriction regarding issuer diversification, the fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
     (ii) the fund would hold more than 10% of the outstanding voting securities of that issuer. The fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM as an investment advisor, subject to the terms and conditions of any exemptive orders issued by the SEC."

     Although Global Income will be non-diversified for purposes of the 1940 Act if shareholders approve Proposal 4(a), it will remain subject to the issuer diversification requirement in the Internal Revenue Code of 1986, as amended, that is applicable to regulated investment companies. To qualify as a regulated investment company, Global Income must diversify its holdings so that, at the end of each fiscal quarter: (i) at least 50% of the market value of the fund's assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, with respect to any one issuer, to an amount not greater than 5% of the fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, or of two or more issuers which the fund controls and which are determined to be engaged in the same or similar or related trades or businesses.

                                 PROPOSAL 4(b):
                     CHANGE TO FUNDAMENTAL RESTRICTIONS ON
                 BORROWING MONEY AND ISSUING SENIOR SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(b) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(b), the existing fundamental restrictions on issuing senior securities for all funds and borrowing money for each of the funds other than Asian Growth and European Development would be changed, and a fundamental restriction on borrowing money would be added for each of Asian Growth and European Development, to read as follows:

     "The fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions."

  Discussion:

     The 1940 Act establishes limits on the ability of the funds to borrow money or issue "senior securities," a term that is defined, generally, to refer to obligations that have a priority over the company's shares with respect to the distribution of its assets or the payment of dividends. Currently, the fundamental restriction on borrowing money for the funds is more limiting than required by the 1940 Act. In addition, the current fundamental restriction on issuing senior securities does not explicitly take advantage of the 1940 Act interpretations and exemptions.

     The proposed changes would make the funds' restrictions on borrowing money or issuing senior securities consistent and no more limiting than required by the 1940 Act. The proposed changes will also permit the funds to take advantage of the 1940 Act laws, interpretations and exemptions in effect from time to time relating to permitted borrowings and issuances of senior securities. The Board believes that changing the funds' fundamental restrictions in this manner will provide flexibility for future contingencies. However, the Board does not expect this change to have any material impact on the funds' current operations.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The fund may borrow from banks, broker/dealers or other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM fund). The fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The fund may not purchase additional securities when any borrowings from banks exceed 5% of the fund's total assets."

                                 PROPOSAL 4(c):
                       CHANGE TO FUNDAMENTAL RESTRICTION
                           ON UNDERWRITING SECURITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(c) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(c), the existing fundamental restriction on underwriting securities for each of the funds would be changed to read as follows:

     "The fund may not underwrite the securities of other issuers. This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933."

  Discussion:

     The proposed changes to this fundamental restriction would expand the types of transactions in which a fund may engage, even if it may be considered to be an underwriter. Otherwise the proposed restriction is substantially similar to the funds' current investment restriction.

                                 PROPOSAL 4(d):
                       CHANGE TO FUNDAMENTAL RESTRICTION
                           ON INDUSTRY CONCENTRATION

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(d) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(d), the existing fundamental restriction on industry concentration for each of the funds would be changed to read as follows:

     "The fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security."

  Discussion:

     The proposed changes to the funds' fundamental restriction on concentration would clarify that for industry concentration purposes, the funds will not consider a bank-issued guaranty or financial guaranty insurance as a separate security. The proposed changes will also permit the funds to take advantage of laws, interpretations and exemptions in effect from time to time relating to concentration issues.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction regarding industry concentration, the fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry."

                                 PROPOSAL 4(e):
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                       PURCHASING OR SELLING REAL ESTATE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(e) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(e), the existing fundamental restriction on real estate investments for each of the funds would be changed to read as follows:

     "The fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments.

     This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein."

  Discussion:

     The proposed changes to this fundamental restriction would clarify the types of real estate-related securities that are permissible investments for each fund. In addition, the proposed restriction includes an exception that permits each fund to hold real estate acquired as a result of ownership of securities or other instruments.

                                 PROPOSAL 4(f):
                      CHANGE TO FUNDAMENTAL RESTRICTION ON
                       PURCHASING OR SELLING COMMODITIES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(f) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(f), the existing fundamental restriction on investing in commodities for each of the funds would be changed to read as follows:

     "The fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities."

  Discussion:

     The proposed changes to this fundamental restriction are intended to ensure that the funds will have the maximum flexibility to enter into hedging and other transactions utilizing financial contracts and derivative products when doing so is permitted by the funds' other investment policies and would eliminate minor differences in the wording of the funds' current restrictions on investing in commodities. Furthermore, the proposed restriction would allow the funds to respond to the rapid and continuing development of derivative products.

                                 PROPOSAL 4(g):
               CHANGE TO FUNDAMENTAL RESTRICTION ON MAKING LOANS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(g) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(g), the existing fundamental restriction on making loans for each of the funds would be changed to read as follows:

     "The fund may not make personal loans or loans of its assets to persons who control or are under common control with the fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests."

  Discussion:

     The proposed changes to this fundamental restriction would broaden the situations in which a fund could lend its assets. In addition, the proposed restriction more completely describes various types of debt instruments available in the financial markets that the funds may purchase that do not constitute the making of a loan, and broadens the potential circumstances under which the funds could make loans.

     If you approve the proposed change, the following non-fundamental investment restriction will become effective for each of the funds:

     "In complying with the fundamental restriction with regard to making loans, the fund may lend up to 33 1/3% of its total assets and may lend money to another AIM fund, on such terms and conditions as the SEC may require in an exemptive order."

                                 PROPOSAL 4(h):
                    APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
                  RESTRICTION ON INVESTING ALL OF EACH FUND'S
                           ASSETS IN AN OPEN-END FUND

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(h) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(h), the following fundamental investment restriction on investing in an open-end fund would be added for each of the funds:

     "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the fund."

  Discussion:

     The Board has approved, subject to shareholder approval, the adoption of a new fundamental investment restriction that would permit each of the funds to invest all of its assets in another open-end fund. At present the Board has not considered any specific proposal to authorize a fund to invest all of its assets in this fashion. The Board will authorize investing a fund's assets in another open-end fund only if the Board first determines that is in the best interests of such fund and its shareholders.

     The purpose of this proposal is to enhance the flexibility of each fund and permit it to take advantage of potential efficiencies in the future available through investment in another open-end fund. This structure allows several funds with different distribution pricing structures, but the same investment objective, policies and limitations, to combine their assets in a pooled fund instead of managing them separately. This could lower the costs of obtaining portfolio execution, custodial, investment advisory and other services for the fund and could assist in portfolio management to the extent the cash flows of each investment vehicle offset each other or provide for less volatile asset changes. Of course, such benefits may not occur.

     At present, certain of the fundamental investment restrictions of each fund may prevent it from investing all of its assets in another registered investment company and would require a vote of fund shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Board recommends that you vote to permit all of the assets of your fund to be invested in an open-end fund, without a further vote of shareholders, but only if the Board subsequently determines that such action is in the best interests of your fund and its shareholders. If you approve this proposal, the fundamental restrictions of your fund would be changed to permit such investment.

     A fund's methods of operation and shareholder services would not be materially affected by its investment in an open-end fund, except that the assets of the fund might be managed as part of a larger pool. If a fund invested all of its assets in an open-end fund, it would hold only investment securities issued by the open-end fund, and the open-end fund would invest directly in individual securities of other issuers. The fund otherwise would continue its normal operations. The Board would retain the right to withdraw the fund's investments from the open-end fund, and the fund then would resume investing directly in individual securities of other issuers as it does currently.

     AIM may benefit from the use of this structure if, as a result, overall assets under management are increased (since management fees are based on assets). Also, AIM's expense of providing investment and other services to the funds may be reduced.

     If you approve the proposed restriction, each fund will have the ability to invest all of its assets in another open-end investment company. Because the funds do not currently intend to do so, the following non-fundamental investment restriction will become effective for each of the funds:

     "Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, the fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and limitations as the fund."

                                 PROPOSAL 4(i):
                     ELIMINATION OF FUNDAMENTAL RESTRICTION
                             ON MARGIN TRANSACTIONS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(i) applies to shareholders of all funds.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(i), the existing fundamental restriction on engaging in margin transactions for each of the funds would be eliminated.

  Discussion:

     The funds are not required to have a fundamental restriction with regard to margin transactions. In order to maximize the funds' flexibility in this area, the Board believes that the funds' restriction on margin transactions should be deleted. Although the funds would have greater flexibility to engage in margin transactions, they have no present intention of doing so.

     If shareholders approve Proposal 4(i), each of the funds will not purchase any security on margin, except that it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by any fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

                                 PROPOSAL 4(j):
                   ELIMINATION OF FUNDAMENTAL RESTRICTION ON
                    INVESTMENTS IN OIL, GAS OR OTHER MINERAL
                      EXPLORATION OR DEVELOPMENT PROGRAMS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 4(j) applies only to shareholders of Aggressive Growth, Global Growth, Global Income and International Equity.

WHAT IS THE PROPOSED CHANGE?

     Upon the approval of Proposal 4(k), the existing fundamental restriction on purchasing or selling interests in oil, gas or other mineral exploration or development programs for each of Aggressive Growth, Global Growth, Global Income and International Equity would be eliminated.

  Discussion:

     The funds are not required to have a fundamental restriction with respect to oil, gas or mineral investments. In order to maximize each fund's flexibility in this area, the Board believes that the restriction on oil, gas and mineral investments for each of these funds should be eliminated. This restriction was imposed by state laws and NSMIA preempted state law requirements. Notwithstanding the elimination of this fundamental restriction, no fund expects to invest at the present time in oil, gas or other mineral exploration or development programs.

WHEN WILL PROPOSALS 4(a) THROUGH 4(j) BE IMPLEMENTED?

     If you approve each of the above proposals, the new fundamental restrictions will replace the fundamental investment restrictions for the specified funds. Accordingly, the proposed fundamental restrictions will become the only fundamental investment restrictions under which the specified funds will operate. If approved, the above restrictions may not be changed with respect to your fund without the approval of the holders of a majority of your fund's outstanding voting securities (as defined in the 1940 Act). The Board anticipates that these proposals, if approved, will be implemented on May 22, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSALS 4(a) THROUGH 4(k)?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
                   UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                          PROPOSALS 4(a) THROUGH 4(k).

                                  PROPOSAL 5:
   CHANGING THE INVESTMENT OBJECTIVES OF ASIAN GROWTH, EUROPEAN DEVELOPMENT,
      AGGRESSIVE GROWTH, GLOBAL GROWTH AND GLOBAL INCOME SO THAT THEY ARE
                                NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 5 applies only to shareholders of Asian Growth, European Development, Aggressive Growth, Global Growth and Global Income.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve making your fund's investment objective non-fundamental, rather than fundamental. The Board is asking you to vote on this change because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix J. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate changing the investment objective of your fund at the present time.

     The Board expects that you will benefit from this proposed change because it will have the ability to respond more quickly to new developments and changing trends in the marketplace without incurring the time and the costs of a shareholder vote. This should make your fund more competitive among its peers.

WHEN WILL PROPOSAL 5 BE IMPLEMENTED?

     The Board anticipates that Proposal 5, if approved, will be implemented on May 22, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 5?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 6:
                      CHANGING THE INVESTMENT OBJECTIVE OF
               INTERNATIONAL EQUITY AND MAKING IT NON-FUNDAMENTAL

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 6 applies only to shareholders of International Equity.

WHAT AM I BEING ASKED TO APPROVE?

     The Board recommends that you approve changing your fund's investment objective by making it non-fundamental and by eliminating from the investment objective the types of securities your fund proposes to purchase in seeking to achieve its objective. The Board is asking you to vote on these changes because the investment objective of your fund presently is fundamental and shareholders must approve any change.

     The current investment objective of your fund is in Appendix J. By making this objective non-fundamental, the Board may change it as it deems appropriate, without seeking a shareholder vote. The Board does not anticipate making additional changes to the investment objective of your fund at the present time.

     Your fund's current investment objective includes the types of securities that your fund proposes to purchase to achieve its objective. The Board believes that the basic investment objective of your fund should be separate from the types of securities your fund may purchase to achieve its objective. This change will permit the Board to change the types of securities your fund may purchase without also changing the fund's investment objective.

WHAT IS THE PROPOSED CHANGE?

     If shareholders of International Equity approve this proposal, the investment objective of International Equity will read as follows:

     "The fund's investment objective is to provide long-term growth of capital."

     International Equity will also retain the investment policy of investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum.

     The Board expects that you will benefit from these proposed changes because it will be able to change your fund's investment objective and related investment policies without incurring the time and the costs of a shareholder vote. The Board believes that this additional flexibility to respond to new developments and changing trends in the marketplace may make your fund more competitive among its peers.

WHEN WILL PROPOSAL 6 BE IMPLEMENTED?

     The Board anticipates that Proposal 6, if approved, will be implemented on May 22, 2000.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 6?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                                  PROPOSAL 7:
                          RATIFICATION OF SELECTION OF
                      KPMG LLP AS INDEPENDENT ACCOUNTANTS

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON THIS PROPOSAL?

     Proposal 7 applies to all shareholders of all funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Board has selected KPMG LLP as independent accountants for each fund for its fiscal year ending October 31, 2000. As each fund's independent accountants, KPMG LLP will examine and verify the accounts and securities of that fund and report on them to the Board and to that fund's shareholders. The Board's selection will be submitted for your ratification at the meeting.

WHY HAS THE BOARD SELECTED KPMG LLP AS THE INDEPENDENT ACCOUNTANTS?

     KPMG was selected primarily on the basis of its expertise as auditors of investment companies, its independence from AIM and its affiliates, the quality of its audit services, and the competitiveness of the fees charged for these services. KPMG LLP also serves as independent accountants for some of the other AIM funds.

WILL A REPRESENTATIVE FROM KPMG LLP BE AVAILABLE FOR QUESTIONS?

     The Board expects that a representative of KPMG LLP will be present at the meeting. The representative will have an opportunity to make a statement should he or she desire to do so and will be available to respond to shareholders' questions.

WHAT IS THE BOARD'S RECOMMENDATION ON PROPOSAL 7?

                YOUR BOARD, INCLUDING THE INDEPENDENT DIRECTORS,
           UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

                              GENERAL INFORMATION

WHO ARE THE EXECUTIVE OFFICERS OF THE COMPANY?

     Information about the executive officers of the company is in Appendix K.

WHAT IS THE SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN HOLDERS?

     Information about the ownership of each class of each fund's shares by the directors and the executive officers of the company and by 5% holders of each class is in Appendix L.

WHO ARE THE INVESTMENT ADVISOR, SUB-ADVISORS, ADMINISTRATOR AND PRINCIPAL UNDERWRITER OF THE FUNDS?

     A I M Advisors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment advisor and administrator for the funds.

     INVESCO Global Asset Management Limited, whose principal address is Cedar House, 41 Cedar Avenue, Hamilton, HM 12 Bermuda, currently serves as the sub-advisor for Asian Growth and European Development. Its sub-advisory agreements with AIM with respect to these funds will terminate as of May 22, 2000. See "CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?" under Proposal 3.

     INVESCO Asian Limited, whose principal address is 2106 Two Pacific Place, 88 Queensway, Hong Kong, currently serves as the sub-sub-advisor for Asian Growth. Its sub-sub-advisory agreement with the sub-advisor with respect to Asian Growth will terminate as of May 22, 2000. See "CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?" under Proposal 3.

     INVESCO Asset Management Limited, whose principal address is 11 Devonshire Square, London, England EC2M4YR, currently serves as the sub-sub-advisor for European Development. Its sub-sub-advisory agreement with the sub-advisor with respect to European Development will terminate as of May 22, 2000. See "CAN AIM DELEGATE ANY OF ITS DUTIES UNDER THE ADVISORY AGREEMENT?" under Proposal 3.

     A I M Distributors, Inc., whose principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the principal underwriter for each of the funds.

HAS THE COMPANY HIRED A PROXY SOLICITOR?

     The company has engaged the services of Shareholder Communications Corporation (SCC) to assist it in soliciting proxies for the meeting. The company estimates that the aggregate cost of SCC's services will be
approximately $[     ]. The company will bear the cost of soliciting proxies.
The company
expects to solicit proxies principally by mail, but either the company or SCC may also solicit proxies by telephone, facsimile, the Internet or personal interview. The company may also reimburse firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the funds.

HOW CAN I SUBMIT A PROPOSAL?

     As a general matter, the funds do not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of a fund, you should send such proposal to the company at the address set forth on the first page of this proxy statement. To be considered for presentation at a shareholders' meeting, the company must receive proposals a reasonable time before proxy materials are prepared relating to that meeting. Your proposal also must comply with applicable law.

                                 OTHER MATTERS

     The Board does not know of any matters to be presented at the meeting other than those set forth in this proxy statement. If any other business should come before the meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

                                   APPENDIX A

                    SHARES OF AIM INTERNATIONAL FUNDS, INC.
                        OUTSTANDING ON FEBRUARY 18, 2000

                                                                  NUMBER OF
                                                                   SHARES
                                                               OUTSTANDING ON
NAME OF FUND (CLASS)                                          FEBRUARY 18, 2000
--------------------                                          -----------------
AIM Asian Growth Fund
  Class A...................................................             []
  Class B...................................................             []
  Class C...................................................             []
AIM European Development Fund
  Class A...................................................             []
  Class B...................................................             []
  Class C...................................................             []
AIM Global Aggressive Growth Fund
  Class A...................................................             []
  Class B...................................................             []
  Class C...................................................             []
AIM Global Growth Fund
  Class A...................................................             []
  Class B...................................................             []
  Class C...................................................             []
AIM Global Income Fund
  Class A...................................................             []
  Class B...................................................             []
  Class C...................................................             []
AIM International Equity Fund
  Class A...................................................             []
  Class B...................................................             []
  Class C...................................................             []

                                   APPENDIX B

                         AIM INTERNATIONAL FUNDS, INC.
                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

     AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement"), dated as of December 7, 1999, is entered into by and between AIM International Funds, Inc., a Maryland corporation (the "Company"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement, and AIM International Mutual Funds, a Delaware business trust (the "Trust"), acting on its own behalf and on behalf of each of its series portfolios, all of which are identified on Schedule A to this Agreement.

                                   BACKGROUND

     The Company is organized as a series management investment company and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Company currently publicly offers shares of common stock representing interests in six separate series portfolios. Each of these series portfolios is listed on Schedule A and is referred to in this Agreement as a "Current Fund."

     The Board of Directors of the Company has designated multiple classes of common stock that represent interests in each Current Fund. Each of these classes is listed on Schedule B and is referred to in this Agreement as a "Current Fund Class."

     The Company desires to change its form and place of organization by reorganizing as the Trust. In anticipation of such reorganization (the "Reorganization"), the Board of Trustees of the Trust has established six series portfolios corresponding to the Current Funds (each a "New Fund"), and has designated multiple classes of shares of beneficial interest in each New Fund corresponding to the Current Fund Classes (each a "New Fund Class"). Schedule A lists the New Funds and Schedule B lists the New Fund Classes.

     The Reorganization will occur through the transfer of all of the assets of each Current Fund to the corresponding New Fund. In consideration of its receipt of these assets, each New Fund will assume all of the liabilities of the corresponding Current Fund, and will issue to the Current Fund shares of beneficial interest in the New Fund ("New Fund Shares"). New Fund Shares received by the Current Fund will have an aggregate net asset value equal to the aggregate net asset value of the shares of the Current Fund immediately prior to the Reorganization (the "Current Fund Shares"). The Current Fund will then distribute the New Fund Shares it has received to its shareholders.

     The Reorganization is subject to, and shall be effected in accordance with, the terms of this Agreement. This Agreement is intended to be and is adopted by the Company, on its own behalf and on behalf of the Current Funds, and by the Trust, on its own behalf and on behalf of the New Funds, as a Plan of Reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1. DEFINITIONS.

Any capitalized terms used herein and not otherwise defined shall have the meanings set forth in the preamble or background to this Agreement. In addition, the following terms shall have the following meanings:

     1.1 "Assets" shall mean all assets including, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on a Current Fund's books, and other property owned by a Current Fund at the Effective Time.

     1.2 "Closing" shall mean the consummation of the transfer of assets, assumption of liabilities and issuance of shares described in Sections 2.1 and
2.2 of this Agreement, together with the related acts necessary to consummate the Reorganization, to occur on the date set forth in Section 3.1.

     1.3  "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.4  "Current Fund" shall mean each of the Company's six series portfolios.

     1.5 "Current Fund Class" shall mean each class of common stock of the Company representing an interest in a Current Fund.

     1.6 "Current Fund Shares" shall mean the shares of the Current Funds outstanding immediately prior to the Reorganization.

     1.7  "Effective Time" shall have the meaning set forth in Section 3.1.

     1.8 "Liabilities" shall mean all liabilities of a Current Fund including, without limitation, all debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not determinable at the Effective Time, and whether or not specifically referred to herein.

     1.9 "New Fund" shall mean each of the series portfolios of the Trust, one of which shall correspond to one of the Current Funds as shown on Schedule A.

     1.10 "New Fund Class" shall mean each class representing an interest in a New Fund, one of which shall correspond to one of the Current Fund Classes as shown on Schedule B.

     1.11 "New Fund Shares" shall mean those shares of beneficial interest in a New Fund, issued to a Current Fund in consideration of the New Fund's receipt of the Current Fund's Assets.

     1.12  "Registration Statement" shall have the meaning set forth in Section
5.4

     1.13 "RIC" shall mean a regulated investment company under Subchapter M of the Code.

     1.14  "SEC" shall mean the Securities and Exchange Commission.

     1.15 "Shareholder(s)" shall mean a Current Fund's shareholder(s) of record, determined as of the Effective Time.

     1.16  "Shareholders' Meeting" shall have the meaning set forth in Section
5.1.

     1.17  "Transfer Agent" shall have the meaning set forth in Section 2.2

     1.18  "1940 Act" shall mean the Investment Company Act of 1940, as amended.

2. PLAN OF REORGANIZATION.

     2.1 The Company agrees, on behalf of each Current Fund, to assign, sell convey, transfer and deliver all of the Assets of each Current Fund to its corresponding New Fund. The Trust, on behalf of the each New Fund agrees in exchange therefor:

          (a) to issue and deliver to the Current Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares for each New Fund Class designated in Schedule B equal to the number of full and fractional Current Fund Shares for each corresponding Current Fund Class designated in Schedule B; and

          (b) to assume all of the Current Fund's Liabilities.

Such transactions shall take place at the Closing.

     2.2 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the New Fund Shares issued pursuant to Section 5.2 shall be redeemed by each New Fund for $1.00 and (b) each Current Fund shall distribute the New Fund Shares received by it pursuant to Section 2.1 to the Current Fund's Shareholders in exchange for such Shareholders' Current Fund Shares. Such distribution shall be accomplished through opening accounts, by the transfer agent for the Trust (the "Transfer Agent"), on each New Fund's share transfer books in the Shareholders' names and transferring New Fund Shares to such accounts. Each Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New

Fund Shares of each New Fund Class due that Shareholder. All outstanding Current Fund Shares, including those represented by certificates, shall simultaneously be canceled on each Current Fund's share transfer books. The Trust shall not issue certificates representing the New Fund Shares in connection with the Reorganization. However, certificates representing Current Fund Shares shall represent New Fund Shares after the Reorganization.

     2.3 As soon as reasonably practicable after distribution of the New Fund Shares pursuant to Section 2.2, the Company shall dissolve its existence as corporation under Maryland law.

     2.4 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder of the Current Fund Shares exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

     2.5 Any reporting responsibility of the Company or each Current Fund to a public authority is, and shall remain its responsibility up to and including the date on which it is terminated.

3. CLOSING.

     3.1 The Closing shall occur at the principal office of the Company on May 26, 2000, or on such other date and at such other place upon which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Company's and the Trust's close of business on the date of the Closing or at such other time as the parties may agree (the "Effective Time").

     3.2 The Company or its fund accounting agent shall deliver to the Trust at the Closing, a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by the Current Funds to the New Funds, as reflected on the New Funds' books immediately following the Closing, does or will conform to such information on the Current Funds' books immediately before the Closing. The Company shall cause the custodian for each Current Fund to deliver at the Closing a certificate of an authorized officer of the custodian stating that (a) the Assets held by the custodian will be transferred to each corresponding New Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

     3.3 The Company shall deliver to the Trust at the Closing a list of the names and addresses of each Shareholder of each Current Fund and the number of outstanding Current Fund Shares of the Current Fund Class owned by each Shareholder, all as of the Effective Time, certified by the Company's Secretary or Assistant Secretary. The Trust shall cause the Transfer Agent to deliver at the

Closing a certificate as to the opening on each New Fund's share transfer books of accounts in the Shareholders' names. The Trust shall issue and deliver a confirmation to the Company evidencing the New Fund Shares to be credited to each corresponding Current Fund at the Effective Time or provide evidence satisfactory to the Company that such shares have been credited to each Current Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

     3.4 The Company and the Trust shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

4. REPRESENTATIONS AND WARRANTIES.

     4.1 The Company represents and warrants on its own behalf and on behalf of each Current Fund as follows:

          (a) The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, and its Charter is on file with the Maryland Department of Assessments and Taxation;

          (b) The Company is duly registered as an open-end series management investment company under the 1940 Act, and such registration is in full force and effect;

          (c) Each Current Fund is a duly established and designated series of the Company;

          (d) At the Closing, each Current Fund will have good and marketable title to its Assets and full right, power, and authority to sell, assign, transfer, and deliver its Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, the corresponding New Fund will acquire good and marketable title to the Assets;

          (e) The New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

          (f) Each Current Fund is a "fund" as defined in Section 851(g)(2) of the Code; each Current Fund qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year (and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing); each Current Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and each Current Fund has made all distributions for each such past taxable year that are necessary to avoid the imposition of federal excise tax or has paid or provided for the payment of any excise tax imposed for any such year;

          (g) There is no plan or intention of the Shareholders who individually own 5% or more of any Current Fund Shares and, to the best of the Company's knowledge, there is no plan or intention of the remaining Shareholders to redeem or otherwise dispose of any New Fund Shares to be received by them in the Reorganization. The Company does not anticipate dispositions of those shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of redemptions of shares of the Current Fund as a series of an open-end investment company. Consequently, the Company is not aware of any plan that would cause the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be one percent (1%) or more of the shares of the Current Fund outstanding as of the Effective Time;

          (h) The Liabilities were incurred by the Current Funds in the ordinary course of their business and are associated with the Assets;

          (i) The Company is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;

          (j) As of the Effective Time, no Current Fund will have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Current Fund Shares except for the right of investors to acquire its shares at net asset value in the normal course of its business as an open-end diversified management investment company operating under the 1940 Act;

          (k) At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by the Company's shareholders; and

          (l) Throughout the five-year period ending on the date of the Closing, each Current Fund will have conducted its historic business within the meaning of Section 1.368-1(d) of the Income Tax Regulations under the Code in a substantially unchanged manner;

          (m) The fair market value of the Assets of each Current Fund transferred to the corresponding New Fund will equal or exceed the sum of the Liabilities assumed by the New Fund plus the amount of Liabilities, if any, to which the transferred Assets are subject.

     4.2 The Trust represents and warrants on its own behalf, and on behalf of each New Fund as follows:

          (a) The Trust is a business trust duly organized, validly existing, and in good standing under the laws of the State of Delaware, and its Certificate of Trust has been duly filed in the office of the Secretary of State of Delaware;

          (b) At the Effective Time, the Trust will succeed to the Company's registration statement filed under the 1940 Act with the SEC and thus will become duly registered as an open-end management investment company under the 1940 Act;

          (c) At the Effective Time, each New Fund will be a duly established and designated series of the Trust;

          (d) No New Fund has commenced operations nor will it commence operations until after the Closing;

          (e) Prior to the Effective Time, there will be no issued and outstanding shares in any New Fund or any other securities issued by the Trust on behalf of any New Fund, except as provided in Section 5.2;

          (f) No consideration other than New Fund Shares (and the New Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

          (g) The New Fund Shares to be issued and delivered to the corresponding Current Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of the New Fund, fully paid and non-assessable;

          (h) Each New Fund will be a "fund" as defined in Section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

          (i) The Trust, on behalf of the New Funds, has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Trust, on behalf of the New Funds, have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued pursuant to the Reorganization, other than in the ordinary course of its business or to the extent necessary to comply with its legal obligation under Section 22(e) of the 1940 Act;

          (j) Each New Fund will actively continue the corresponding Current Fund's business in substantially the same manner that the Current Fund conducted that business immediately before the Reorganization; and no New Fund has any plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its qualification as a RIC, although in the ordinary course of its business the New Fund will continuously review its investment portfolio (as each Current Fund did before the Reorganization) to determine whether to retain or dispose of particular stocks or securities, including those included in the Assets;

          (k) There is no plan or intention for any of the New Funds to be dissolved or merged into another corporation or business trust or "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

     4.3 Each of the Company and the Trust, on its own behalf and on behalf of each Current Fund or each New Fund, as appropriate, represents and warrants as follows:

          (a) The fair market value of the New Fund Shares of each New Fund received by each Shareholder will be equal to the fair market value of the Current Fund Shares of the corresponding Current Fund surrendered in exchange therefor;

          (b) Immediately following consummation of the Reorganization, the Shareholders will own all the New Fund Shares of each New Fund and will own such shares solely by reason of their ownership of the Current Fund Shares of the corresponding Current Fund immediately before the Reorganization;

          (c) The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

          (d) There is no intercompany indebtedness between a Current Fund and a New Fund that was issued or acquired, or will be settled, at a discount; and

          (e) Immediately following consummation of the Reorganization, each New Fund will hold the same assets, except for assets distributed to shareholders in the course of its business as a RIC and assets used to pay expenses incurred in connection with the Reorganization, and be subject to the same liabilities that the corresponding Current Fund held or was subject to immediately prior to the Reorganization. Assets used to pay (i) expenses, (ii) all redemptions (other than redemptions at the usual rate and frequency of the Current Fund as a series of an open-end investment company), and (iii) distributions (other than regular, normal distributions), made by a Current Fund after the date of this Agreement will, in the aggregate, constitute less than one percent (1%) of its net assets.

5. COVENANTS.

     5.1 As soon as practicable after the date of this Agreement, the Company shall call a meeting of its Shareholders (the "Shareholders Meeting") to consider and act on this Agreement. The Board of Directors of the Company shall recommend that Shareholders approve this Agreement and the transactions contemplated by this Agreement. Approval by Shareholders of this Agreement will authorize the Company, and the Company hereby agrees, to vote on the matters referred to in Sections 5.2 and 5.3.

     5.2 The Trust's trustees shall authorize the issuance of, and each New Fund shall issue, prior to the Closing, one New Fund Share in each New Fund Class of each New Fund to the Company in consideration of the payment of $1.00 per share for the purpose of enabling the Company to elect the Company's directors as the Trust's trustees (to serve without limit in time, except as they may resign or be removed by action of the Trust's trustees or shareholders), to ratify the selection of the Trust's independent accountants, and to vote on the matters referred to in Section 5.3;

     5.3 Immediately prior to the Closing, the Trust (on its own behalf of and with respect to each New Fund or each New Fund Class, as appropriate) shall enter into a Master Investment Advisory Agreement, a Master Administrative Services Agreement, Master Distribution Agreements, a Custodian Agreement and a Transfer Agency and Servicing Agreement; shall adopt plans of distribution pursuant to Rule 12b-1 of the 1940 Act, a multiple class plan pursuant to Rule 18f-3 of the 1940 Act and shall enter into or adopt, as appropriate, such other agreements and plans as are necessary for each New Fund's operation as a series of an open-end investment company. Each such agreement and plan shall have been approved by the Trust's trustees and, to the extent required by law, by such of those trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) and by the Company as the sole shareholder of each New Fund.

     5.4 The Company or the Trust, as appropriate, shall file with the SEC one or more post-effective amendments to the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended, and the 1940 Act, as amended (the "Registration Statement"), (i) which contain such amendments to such Registration Statement as are determined by the Company to be necessary and appropriate to effect the Reorganization and (ii) pursuant to which the Trust adopts such Registration Statement, as so amended, as its own, and shall use its best efforts to have such post-effective amendment or amendments to the Registration Statement become effective as of the Closing.

6. CONDITIONS PRECEDENT.

     The obligations of the Company, on its own behalf and on behalf of each Current Fund, and the Trust, on its own behalf and on behalf of each New Fund, will be subject to (a) performance by the other party of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other party contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

     6.1 The Shareholders of the Company shall have approved this Agreement and the transactions contemplated by this Agreement in accordance with applicable law.

     6.2 All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either the Company or the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain such consults, orders, and permits would not involve a risk of a material adverse effect on the assets or properties of either a Current Fund or a New Fund, provided that either the Company or the Trust may for itself waive any of such conditions.

     6.3 Each of the Company and the Trust shall have received an opinion from Ballard Spahr Andrews & Ingersoll, LLP as to the federal income tax consequences mentioned below. In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters of representation that the Company and the Trust shall use their best efforts to deliver to such counsel) and the certificates delivered pursuant to Section 3.4. Such opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) The Reorganization will constitute a reorganization within the meaning of section 368(a) of the Code, and each Current Fund and each New Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

          (b) No gain or loss will be recognized to a Current Fund on the transfer of the Assets to the corresponding New Fund in exchange solely for New Fund Shares and the New Fund's assumption of the Liabilities or on the subsequent distribution of New Fund Shares to the Shareholders, in constructive exchange for their Current Fund Shares, in liquidation of the Current Fund;

          (c) No gain or loss will be recognized to a New Fund on its receipt of the Assets in exchange for New Fund Shares and its assumption of the Liabilities;

          (d) Each New Fund's basis for the Assets will be the same as the basis thereof in the corresponding Current Fund's hands immediately before the Reorganization, and the New Fund's holding period for the Assets will include the Current Fund's holding period therefor;

          (e) A Shareholder will recognize no gain or loss on the constructive exchange of Current Fund Shares solely for New Fund Shares pursuant to the Reorganization; and

          (f) A Shareholder's basis for the New Fund Shares of each New Fund to be received in the Reorganization will be the same as the basis for the Current Fund Shares of the corresponding Current Fund to be constructively surrendered in exchange for such New Fund Shares, and a Shareholder's holding period for such New Fund Shares will include its holding period for the Current Fund Shares constructively surrendered, provided that the New Fund Shares are held as capital assets by the Shareholder at the Effective Time.

     6.4 No stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

     At any time prior to the Closing, any of the foregoing conditions (except those set forth in Section 6.1) may be waived by the directors/trustees of either the Company or the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the Current Fund's shareholders.

7. EXPENSES.

     Except as otherwise provided in Section 4.3(c), all expenses incurred in connection with the transactions contemplated by this Agreement (regardless of whether they are consummated) will be borne by the parties as they mutually agree.

8. ENTIRE AGREEMENT.

     Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties.

9. AMENDMENT.

     This Agreement may be amended, modified, or supplemented at any time, notwithstanding its approval by the Company's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.

10. TERMINATION.

     This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by the Company's Shareholders:

     10.1 By either the Company or the Trust (a) in the event of the other party's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before July 31, 1999; or

     10.2  By the parties' mutual agreement.

     Except as otherwise provided in Section 7, in the event of termination under Sections 10.1(c) or 10.2, there shall be no liability for damages on the part of either the Company or the Trust or any Current Fund or corresponding New Fund, to the other.

11. MISCELLANEOUS.

     11.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

     11.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     11.3 The execution and delivery of this Agreement have been authorized by the Trust's trustees, and this Agreement has been executed and delivered by authorized officers of the Trust acting as such; neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them or any shareholder of the Trust personally, but shall bind only the assets and property of the New Funds, as provided in the Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

Attest:                                  AIM INTERNATIONAL FUNDS, INC.,
                                         on behalf of each of its series
                                         listed in Schedule A to this
                                         Agreement

/s/ NANCY L. MARTIN                             By: /s/ ROBERT H. GRAHAM
---------------------------------------    ----------------------------------
                                                    Title: President
                                            --------------------------------

Attest:                                  AIM INTERNATIONAL MUTUAL FUNDS,
                                         on behalf of each of its series
                                         listed in Schedule A to this
                                         Agreement

/s/ NANCY L. MARTIN                             By: /s/ ROBERT H. GRAHAM
---------------------------------------    ----------------------------------
                                                    Title: President
                                            --------------------------------

                                   SCHEDULE A

                                            CORRESPONDING SERIES OF AIM INTERNATIONAL
SERIES OF AIM INTERNATIONAL FUNDS, INC.                   MUTUAL FUNDS
        (EACH A "CURRENT FUND")                        (EACH A "NEW FUND")
---------------------------------------  -----------------------------------------------
AIM Asian Growth Fund                    AIM Asian Growth Fund
AIM European Development Fund            AIM European Development Fund
AIM Global Aggressive Growth Fund        AIM Global Aggressive Growth Fund
AIM Global Growth Fund                   AIM Global Growth Fund
AIM Global Income Fund                   AIM Global Income Fund
AIM International Equity Fund            AIM International Equity Fund

                                   SCHEDULE B

CLASSES OF EACH CURRENT FUND       CORRESPONDING CLASSES OF EACH NEW FUND
----------------------------       --------------------------------------
AIM Asian Growth Fund              AIM Asian Growth Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM European Development Fund      AIM European Development Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Global Aggressive Growth Fund  AIM Global Aggressive Growth Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Global Growth Fund             AIM Global Growth Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM Global Income Fund             AIM Global Income Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares
AIM International Equity Fund      AIM International Equity Fund
  Class A Shares                   Class A Shares
  Class B Shares                   Class B Shares
  Class C Shares                   Class C Shares

                                   APPENDIX C

                         AIM INTERNATIONAL FUNDS, INC.
                  FORM OF MASTER INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT is made this           day of           ,           , by and
between AIM International Funds, Inc., a Maryland corporation (the "Company") with respect to its series of shares shown on the Appendix A attached hereto, as the same may be amended from time to time, and A I M Advisors, Inc., a Delaware corporation (the "Advisor").

                                    RECITALS

     WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "l940 Act"), as an open-end, diversified management investment company;

     WHEREAS, the Advisor is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), as an investment advisor and engages in the business of acting as an investment advisor;

     WHEREAS, the Company's charter (the "Charter") authorizes the Board of Directors of the Company (the "Board of Directors") to create separate series of shares of common stock in the Company, and as of the date of this Agreement, the Board of Directors has created six separate series portfolios (such portfolios and any other portfolios hereafter added to the Company being referred to collectively herein as the "Funds"); and

     WHEREAS, the Company and the Advisor desire to enter into an agreement to provide for investment advisory services to the Funds upon the terms and conditions hereinafter set forth;

     NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

     1. Advisory Services. The Advisor shall act as investment advisor for the Funds and shall, in such capacity, supervise all aspects of the Funds' operations, including the investment and reinvestment of cash, securities or other properties comprising the Funds' assets, subject at all times to the policies and control of the Board of Directors. The Advisor shall give the Company and the Funds the benefit of its best judgment, efforts and facilities in rendering its services as investment advisor.

     2. Investment Analysis and Implementation. In carrying out its obligations under Section 1 hereof, the Advisor shall:

          (a) supervise all aspects of the operations of the Funds;

          (b) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Funds, and whether concerning the individual issuers whose securities are included in the assets of the Funds or the activities in which such issuers engage, or with respect to securities which the Advisor considers desirable for inclusion in the Funds' assets;

          (c) determine which issuers and securities shall be represented in the Funds' investment portfolios and regularly report thereon to the Board of Directors;

          (d) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report thereon to the Board of Directors; and

          (e) take, on behalf of the Company and the Funds, all actions which appear to the Company and the Funds necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including but not limited to the placing of orders for the purchase and sale of securities for the Funds.

     3. Securities Lending Duties and Fees. The Advisor agrees to provide the following services in connection with the securities lending activities of each
Fund: (a) oversee participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assist the securities lending agent or principal (the "Agent") in determining which specific securities are available for loan; (c) monitor the Agent to ensure that securities loans are effected in accordance with the Advisor's instructions and with procedures adopted by the Board of Directors; (d) prepare appropriate periodic reports for, and seek appropriate approvals from, the Board of Directors with respect to securities lending activities; (e) respond to Agent inquiries; and (f) perform such other duties as necessary.

     As compensation for such services provided by the Advisor in connection with securities lending activities of each Fund, a lending Fund shall pay the Advisor a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities.

     4. Delegation of Responsibilities. The Advisor is authorized to delegate any or all of its rights, duties and obligations under this Agreement to one or more sub-advisors, and may enter into agreements with sub-advisors, and may replace any such sub-advisors from time to time in its discretion, in accordance with the 1940 Act, the Advisers Act, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the Securities and Exchange Commission ("SEC"), and if applicable, exemptive orders or similar relief granted by the SEC and upon receipt of approval of such sub-advisors by the Board of Directors and by shareholders (unless any such approval is not required by such statutes, rules, regulations, interpretations, orders or similar relief).

     5. Independent Contractors. The Advisor and any sub-advisors shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed to be an agent of the Company.

     6. Control by Board of Directors. Any investment program undertaken by the Advisor pursuant to this Agreement, as well as any other activities undertaken by the Advisor on behalf of the Funds, shall at all times be subject to any directives of the Board of Directors.

     7. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Advisor shall at all times conform to:

          (a) all applicable provisions of the 1940 Act and the Advisers Act and any rules and regulations adopted thereunder;

          (b) the provisions of the registration statement of the Company, as the same may be amended from time to time under the Securities Act of 1933 and the 1940 Act;

          (c) the provisions of the Charter, as the same may be amended from time to time;

          (d) the provisions of the by-laws of the Company, as the same may be amended from time to time; and

          (e) any other applicable provisions of state, federal or foreign law.

     8. Broker-Dealer Relationships. The Advisor is responsible for decisions to buy and sell securities for the Funds, broker-dealer selection, and negotiation of brokerage commission rates.

          (a) The Advisor's primary consideration in effecting a security transaction will be to obtain the best execution.

          (b) In selecting a broker-dealer to execute each particular transaction, the Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the value of the expected contribution of the broker-dealer to the investment performance of the Funds on a continuing basis. Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the fund execution services offered.

          (c) Subject to such policies as the Board of Directors may from time to time determine, the Advisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Funds to pay a broker or dealer that provides brokerage and research services to the Advisor an amount of commission for effecting a fund investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to a particular Fund, other Funds of the Company, and to other clients of the Advisor as to which the Advisor exercises investment discretion. The Advisor is further authorized to allocate the orders placed by it on behalf of the Funds to such brokers and dealers who also provide research or statistical material, or other services to the Funds, to the Advisor, or to any sub-advisor. Such allocation shall be in such amounts and proportions as the Advisor shall determine and the Advisor will report on said allocations regularly to the Board of Directors indicating the brokers to whom such allocations have been made and the basis therefor.

          (d) With respect to one or more Funds, to the extent the Advisor does not delegate trading responsibility to one or more sub-advisors, in making decisions regarding broker-dealer relationships, the Advisor may take into consideration the recommendations of any sub-advisor appointed to provide investment research or advisory services in connection with the Funds, and may take into consideration any research services provided to such sub-advisor by broker-dealers.

          (e) Subject to the other provisions of this Section 8, the 1940 Act, the Securities Exchange Act of 1934, and rules and regulations thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC, any exemptive orders issued by the SEC, and any other applicable provisions of law, the Advisor may select brokers or dealers with which it or the Funds are affiliated.

     9. Compensation. The compensation that each Fund shall pay the Advisor is set forth in Appendix B attached hereto.

     10. Expenses of the Funds. All of the ordinary business expenses incurred in the operations of the Funds and the offering of their shares shall be borne by the Funds unless specifically provided otherwise in this Agreement. These expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to directors and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Company on behalf of the Funds in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

     11. Services to Other Companies or Accounts. The Company understands that the Advisor now acts, will continue to act and may act in the future as investment manager or advisor to fiduciary and other managed accounts, and as investment manager or advisor to other investment companies, including any offshore entities, or accounts, and the Company has no objection to the Advisor so acting, provided that whenever the Company and one or more other investment companies or accounts managed or advised by the Advisor have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company and account. The Company recognizes that in some cases this procedure may adversely affect the size of the positions obtainable and the prices realized for the Funds.

     12. Non-Exclusivity. The Company understands that the persons employed by the Advisor to assist in the performance of the Advisor's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Advisor or any affiliate of the Advisor to engage in and devote time and attention to other businesses or to render services of whatever kind or nature. The Company further understands and agrees that officers or directors of the Advisor may serve as officers or directors of the Company, and that officers or directors of the Company may serve as officers or directors of the Advisor to the extent permitted by law; and that the officers and directors of the Advisor are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

     13. Effective Date, Term and Approval. This Agreement shall become effective with respect to a Fund, if approved by the shareholders of such Fund, on the Effective Date for such Fund, as set forth in Appendix A attached hereto. If so approved, this Agreement shall thereafter continue in force and effect until June 30, 2001, and may be continued from year to year thereafter, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Board of Directors or (ii) by the vote of "a majority of the outstanding voting securities" of such Fund (as defined in Section 2(a)(42) of the 1940 Act); and

          (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940
     Act) of a party to this Agreement (other than as Company directors), by votes cast in person at a meeting specifically called for such purpose.

     14. Termination. This Agreement may be terminated as to the Company or as to any one or more of the Funds at any time, without the payment of any penalty, by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the applicable Fund, or by the Advisor, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act.

     15. Amendment. No amendment of this Agreement shall be effective unless it is in writing and signed by the party against which enforcement of the amendment is sought.

     16. Liability of Advisor and Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor or any of its officers, directors or employees, the Advisor shall not be subject to liability to the Company or to the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of the Advisor to one Fund shall not automatically impart liability on the part of the Advisor to any other Fund. No Fund shall be liable for the obligations of any other Fund.

     17. Liability of Shareholders. Notice is hereby given that, as provided by applicable law, the obligations of or arising out of this Agreement are not binding upon any of the shareholders of the Company individually but are binding only upon the assets and property of the Company and that the shareholders shall be entitled, to the fullest extent permitted by applicable law, to the same limitation on personal liability as shareholders of private corporations for profit.

     18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Company and that of the Advisor shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Subject to the foregoing, this Agreement shall be governed by and construed in accordance with the laws (without reference to conflicts of law provisions) of the State of Texas.

     20. License Agreement. The Company shall have the non-exclusive right to use the name "AIM" to designate any current or future series of shares only so long as A I M Advisors, Inc. serves as investment manager or advisor to the Company with respect to such series of shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.


                                         AIM International Funds, Inc.
                                         (a Maryland corporation)
Attest:
                                         By:
---------------------------------------
Assistant Secretary                      --------------------------------------
                                             President
(SEAL)
Attest:                                  A I M Advisors, Inc.
---------------------------------------  By:
Assistant Secretary
                                         --------------------------------------
(SEAL)                                       President

                                   APPENDIX A

                           FUNDS AND EFFECTIVE DATES

                                                      EFFECTIVE DATE OF
NAME OF FUND                                          ADVISORY AGREEMENT
------------                                          ------------------
AIM Asian Growth Fund                                 May 22, 2000
AIM European Development Fund                         May 22, 2000
AIM Global Aggressive Growth Fund                     May 22, 2000
AIM Global Growth Fund                                May 22, 2000
AIM Global Income Fund                                May 22, 2000
AIM International Equity Fund                         May 22, 2000

                                   APPENDIX B

                          COMPENSATION TO THE ADVISOR

     The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

              AIM ASIAN GROWTH FUND
          AIM EUROPEAN DEVELOPMENT FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $500 million...............     0.95%
Over $500 million................     0.90%

        AIM GLOBAL AGGRESSIVE GROWTH FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion.................     0.90%
Over $1 billion..................     0.85%

              AIM GLOBAL GROWTH FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion.................     0.85%
Over $1 billion..................     0.80%

              AIM GLOBAL INCOME FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion.................     0.70%
Over $1 billion..................     0.65%

          AIM INTERNATIONAL EQUITY FUND

NET ASSETS                         ANNUAL RATE
----------                         -----------
First $1 billion.................     0.95%
Over $1 billion..................     0.90%

                                   APPENDIX D

                          DATES OF ADVISORY AGREEMENTS

                          DATE OF CURRENT     DATE LAST SUBMITTED TO    DATE AIM BECAME
NAME OF FUND             ADVISORY AGREEMENT   A VOTE OF SHAREHOLDERS   INVESTMENT ADVISOR
------------             ------------------   ----------------------   ------------------
AIM Asian Growth Fund     February 28,          October 31, 1997*      November 1, 1997
                          1997, as amended
                          November 1, 1997

AIM European              February 28,          October 31, 1997*      November 1, 1997
  Development Fund        1997, as amended
                          November 1, 1997

AIM Global Aggressive     February 28,          February 7, 1997**     July 1, 1994
  Growth Fund             1997, as amended
                          November 1, 1997

AIM Global Growth Fund    February 28,          February 7, 1997**     July 1, 1994
                          1997, as amended
                          November 1, 1997

AIM Global Income Fund    February 28,          February 7, 1997**     July 1, 1994
                          1997, as amended
                          November 1, 1997

AIM International         February 28,          February 7, 1997**     November 8, 1991
  Equity Fund             1997, as amended
                          November 1, 1997

* The current advisory agreement was submitted to a vote of the initial shareholder of the fund prior to the commencement of operations.

** The current advisory agreement was last submitted to a vote of public shareholders of the fund in connection with a merger between A I M Management Group Inc. and a subsidiary of INVESCO PLC.

                                   APPENDIX E

                  PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF
                              A I M ADVISORS, INC.

     The following table provides information with respect to the principal executive officer and the directors of A I M Advisors, Inc., all of whose business address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME AND ADDRESS               POSITION WITH AIM                   PRINCIPAL OCCUPATION
----------------               -----------------                   --------------------
Charles T. Bauer.........  Director and Chairman                See director table under Proposal 1
Gary T. Crum.............  Director and Senior Vice President   See Appendix K
Robert H. Graham.........  Director and President               See director table under Proposal 1
Dawn M. Hawley...........  Director, Senior Vice President      Senior Vice President, Chief
                             and Treasurer                      Financial Officer and Treasurer,
                                                                A I M Management Group Inc.;
                                                                and Vice President and Treasurer,
                                                                A I M Capital Management, Inc.,
                                                                A I M Distributors, Inc., A I M Fund
                                                                Services, Inc. and Fund
                                                                Management Company
Carol F. Relihan.........  Director, Senior Vice President,     See Appendix K
                             General Counsel and Secretary

                                   APPENDIX F

                        ADVISORY AGREEMENT FEE SCHEDULE

                                                                  AGGREGATE NET
                                                   TOTAL NET      FEES PAID TO     FEE WAIVERS
                                                 ASSETS FOR THE    AIM FOR THE       FOR THE
                              ANNUAL RATE        MOST RECENTLY    MOST RECENTLY   MOST RECENTLY
                           (BASED ON AVERAGE       COMPLETED        COMPLETED       COMPLETED
NAME OF FUND               DAILY NET ASSETS)      FISCAL YEAR      FISCAL YEAR     FISCAL YEAR
------------               -----------------     --------------   -------------   -------------
AIM Asian Growth Fund    0.95% of the first
                           $500 million; 0.90%
                           of the excess over
                           $500 million          $   42,497,099    $    39,283     $  207,130
AIM European             0.95% of the first
  Development Fund         $500 million; 0.90%
                           of the excess over
                           $500 million          $  178,160,567    $ 1,607,698     $        0
AIM Global Aggressive    0.90% of the first $1
  Growth Fund              billion; 0.85% of
                           the excess over $1
                           billion               $1,795,495,057    $15,416,368     $        0
AIM Global Growth Fund   0.85% of the first $1
                           billion; 0.80% of
                           the excess over $1
                           billion               $  845,251,073    $ 5,898,665     $        0
AIM Global Income Fund   0.70% of the first $1
                           billion; 0.65% of
                           the excess over $1
                           billion               $   87,382,912    $   280,344     $  423,180
AIM International        0.95% of the first $1
  Equity Fund              billion; 0.90% of
                           the excess over $1
                           billion               $3,063,733,110    $24,083,233     $1,122,543

                                   APPENDIX G

                        FEES PAID TO AIM AND AFFILIATES
                           IN MOST RECENT FISCAL YEAR

     The following chart sets forth the fees paid during the fiscal period or year ended October 31, 1999 by the company to A I M Advisors, Inc. ("AIM") for administrative services, and to affiliates of AIM. The administrative and other services currently provided by AIM and its affiliates will continue to be provided after the investment advisory contract with AIM is approved.

                                    AIM
                              (ADMINISTRATIVE          A I M            A I M FUND
                                 SERVICES)      DISTRIBUTORS, INC.*   SERVICES, INC.
                              ---------------   -------------------   --------------
AIM INTERNATIONAL FUNDS,
  INC.
  AIM Asian Growth Fund.....     $ 74,007           $   81,082          $   64,165
  AIM European Development
    Fund....................       75,332              704,403             336,086
  AIM Global Aggressive
    Growth Fund.............      127,117            7,164,556           3,367,288
  AIM Global Growth Fund....       97,142            2,967,357             931,153
  AIM Global Income Fund....       66,799              322,380             148,724
  AIM International Equity
    Fund....................      150,312            7,535,223           2,547,913

* Net amount received from Rule 12b-1 fees. Excludes amounts reallowed to brokers, dealers, agents and other service providers.

                                   APPENDIX H

                   ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Asian Growth, European Development, Aggressive Growth, Global Growth and International Equity.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Aggressive Growth Fund..  0.80% of the first $150 million;       $ 2,840,171,882
                              0.625% of the excess over $150
                              million

AIM Capital Development
 Fund.......................  0.75% of the first $350 million;       $ 1,084,854,198
                              0.625% of the excess over $350
                              million

AIM Constellation Fund......  1.00% of the first $30 million;        $15,288,481,794
                              0.75% over $30 million up to $150
                              million; 0.625% of the excess over
                              $150 million

AIM Dent Demographic Trends
 Fund.......................  0.85% of the first $2 billion;         $   392,908,501
                              0.80% of the excess over $2
                              billion

AIM Large Cap Growth Fund...  0.75% of the first $1 billion;         $    13,869,426
                              0.70% over $1 billion up to $2
                              billion; 0.625% of the excess over
                              $2 billion

AIM Mid Cap Growth Fund.....  0.80% of the first $1 billion;                    N/A*
                              0.75% of the excess over $1
                              billion

AIM Weingarten Fund.........  1.00% of the first $30 million;        $ 9,600,690,471
                              0.75% over $30 million up to $350
                              million; 0.625% of the excess over
                              $350 million

AIM Select Growth Fund......  0.80% of the first $150 million;       $ 1,079,458,334
                              0.625% of the excess over $150
                              million

AIM V.I. Aggressive Growth
 Fund.......................  0.80% of first $150 million;           $    17,325,844
                              0.625% of the excess over $150
                              million

AIM V.I. Capital
 Appreciation Fund..........  0.65% of first $250 million; 0.60%     $ 1,131,217,460
                              of the excess over $250 million

* AIM Mid Cap Growth Fund commenced operations on November 1, 1999.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM V.I. Capital
 Development Fund...........  0.75% of first $350 million;           $    11,034,931
                              0.625% of the excess over $350
                              million

AIM V.I. Dent Demographic
 Trends Fund................  0.85% of first $2 billion; 0.80%       $       999,599
                              of the excess over $2 billion

AIM V.I. Growth Fund........  0.65% of first $250 million; 0.60%     $   704,095,680
                              of the excess over $250 million

AIM V.I. International
 Equity Fund................  0.75% of first $250 million; 0.70%     $   454,059,551
                              of excess over $250 million

AIM V.I. Telecommunications
 Fund.......................  1.00%                                  $   108,427,764

AIM Summit Fund, Inc. ......  1.00% of the first $10 million;        $ 2,624,615,009
                              0.75% of the next $140 million;
                              0.625% in excess of $150 million

AIM Large Cap Opportunities
 Fund.......................  Base fee of 1.50%; maximum annual                N/A**
                              performance adjustment of +/-
                              1.00%

AIM Mid Cap Opportunities
 Fund.......................  Base fee of 1.00%; maximum annual      $     4,789,875
                              adjustment of +/- 1.00%

AIM Small Cap Opportunities
 Fund.......................  Base fee of 1.00%; maximum annual      $   365,491,330
                              adjustment of +/-0.75%

AIM Basic Value Fund........  First $500 million 0.475%; Next        $   136,276,615
                              $500 million 0.45%; Next $500
                              million 0.425%; excess over 0.40%

AIM Euroland Growth Fund....  First $500 million 0.975%; Next        $   541,308,192
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

AIM Japan Growth Fund.......  First $500 million 0.975%; Next        $   304,533,247
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

AIM Mid Cap Equity Fund.....  First $500 million 0.725%; Next        $   333,668,281
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%

** AIM Large Cap Opportunities Fund commenced operations on December 30, 1999.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM New Pacific Growth
 Fund.......................  First $500 million 0.975%; Next        $      139,121,407
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Small Cap Growth Fund...  First $500 million 0.475%; Next        $      716,060,823
                              $500 million 0.45%; Next $500
                              million 0.425%; excess over 0.40%
AIM Global Consumer Products
 and Services Fund..........  First $500 million 0.725%; Next        $      184,973,907
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
 Fund.......................  First $500 million 0.725%; Next        $       81,913,285
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global Health Care
 Fund.......................  First $500 million 0.975%; Next        $      462,669,291
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Global Infrastructure
 Fund.......................  First $500 million 0.725%; Next        $       45,124,457
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global Resources Fund...  First $500 million 0.725%; Next        $       35,998,488
                              $500 million 0.70%; Next $500
                              million 0.675%; excess over 0.65%
AIM Global
 Telecommunications and
 Technology Fund............  First $500 million 0.975%; Next        $    1,935,476,632
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%
AIM Latin American Growth
 Fund.......................  First $500 million 0.975%; Next        $       88,788,170
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Global Trends Fund......  First $500 million 0.975%; Next        $    51,201,676
                              $500 million 0.95%; Next $500
                              million 0.925%; excess over 0.90%

     The following table provides information with respect to the annual advisory fee rates paid to AIM by certain funds that have the same investment objective as Global Income.

                                                                                             FEE WAIVERS,
                                         ANNUAL RATE              TOTAL NET ASSETS FOR    EXPENSE CAPS AND/OR
                                      (BASED ON AVERAGE             THE MOST RECENTLY           EXPENSE
NAME OF FUND                          DAILY NET ASSETS)           COMPLETED FISCAL YEAR     REIMBURSEMENTS
------------                          -----------------           ---------------------   -------------------
AIM Global Government Income
 Fund.......................  First $500 million 0.725%; Next $1      $  141,967,259
                              billion 0.70%; Next $1 billion
                              0.675%; excess over 0.65%

                                   APPENDIX I

                  CURRENT FUNDAMENTAL INVESTMENT RESTRICTIONS

AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND AND AIM GLOBAL INCOME FUND

     The Funds may not:

          1. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

          2. Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell stock index and currency options, stock index futures, interest rate futures, financial futures and currency futures contracts and related options on such futures.

          3. Purchase any security on margin, except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

          4. Make loans, although the Funds may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

          5. Issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

          6. Underwrite securities of other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

          7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

          8. Purchase the securities of any issuer if, as a result, more than 25% of the value of a Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will (unless and until SEC changes its position) apply to foreign government obligations unless the SEC permits their exclusion.

          9. Purchase a security if, as a result, with respect to 75% of the value of a Fund's total assets, taken at market value, more than 5% of a Fund's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order. This restriction does not apply to the Income Fund.

          10. Purchase a security if, as a result, with respect to 50% of the value of the Fund's total assets taken at market value, more than 5% of the value of the Fund's total assets, taken at market value, would be invested in securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order. This restriction applies only to the Income Fund.

          11. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by a Fund, except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          12. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements and dollar roll transactions (Income Fund only). With respect to Global Aggressive Growth Fund and Global Growth Fund, such permitted borrowings shall be used as a temporary defensive measure for extraordinary or emergency purposes. Permitted borrowings shall be in amounts not exceeding 33 1/3% of a Fund's total assets, taken at market value, and each Fund may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. Whenever bank borrowings exceed 5% of the value of the total assets of Global Aggressive Growth or Global Growth, such Fund will not make any additional purchases of securities for investment purposes.

AIM INTERNATIONAL EQUITY FUND

     The Fund may not:

          1. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

          2. Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures.

          3. Purchase any security on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

          4. Make loans, although the Fund may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

          5. Borrow money, except that the Fund may borrow from banks (including the Fund's custodian bank) and enter into reverse repurchase agreements as a temporary defensive measure for extraordinary or emergency purposes, and then only in amounts not exceeding 10% of its total assets, taken at market value, and may pledge amounts of up to 20% of its total assets, taken at market value, to secure such borrowings. For purposes of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets, and neither such arrangements nor the purchase and sale of options, futures or related options shall be deemed to be the issuance of a senior security. Whenever bank borrowings and the value of the Fund's reverse repurchase agreements exceed 5% of the value of the Fund's total assets, the Fund will not make any additional purchases of securities for investment purposes.

          6. Underwrite securities of other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

          7. Purchase or sell interests in oil, gas or other mineral exploration or development programs.

          8. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities but will apply to foreign government obligations unless the SEC permits their exclusion.

          9. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, taken at market value, more than 5% of the Fund's total assets, taken at market value, would be invested in the securities of any one issuer (including repurchase agreements with any one entity), except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          10. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund, except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          11. Issue senior securities, except as provided in restriction number 5 above.

AIM ASIAN GROWTH FUND AND AIM EUROPEAN DEVELOPMENT FUND

     The Funds may not:

          1. Purchase or sell real estate or interests in real estate (except that this restriction does not preclude investments in marketable securities of companies engaged in real estate activities).

          2. Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell stock index and currency options, stock index futures, interest rate futures, financial futures and currency futures contracts and related options on such futures.

          3. Purchase any security on margin, except that the Funds may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by the Fund of initial or variation margin in connection with futures or related options transactions shall not be considered the purchase of a security on margin.

          4. Make loans, although the Funds may (a) purchase money market securities and enter into repurchase agreements, (b) acquire bonds, debentures, notes and other debt securities, governmental obligations and certificates of deposit, and (c) lend portfolio securities.

          5. Issue senior securities, except to the extent permitted by the 1940 Act, including permitted borrowings.

          6. Underwrite securities of other persons, except to the extent that a Fund may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

          7. Purchase the securities of any issuer if, as a result, more than 25% of the value of a Fund's total assets, taken at market value, would be invested in the securities of issuers having their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government or by any of its agencies or instrumen-talities but will (unless and until SEC changes its position) apply to foreign government obligations unless the SEC permits their exclusion.

          8. Purchase a security if, as a result, with respect to 75% of the value of a Fund's total assets, taken at market value, more than 5% of a Fund's total assets, taken at market value, would be invested in the securities of any one issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

          9. Purchase a security if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by a Fund, except that a Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order.

                                   APPENDIX J

                         CURRENT INVESTMENT OBJECTIVES

AIM ASIAN GROWTH FUND

     The fund's investment objective is long-term growth of capital.

AIM EUROPEAN DEVELOPMENT FUND

     The fund's investment objective is long-term growth of capital.

AIM GLOBAL AGGRESSIVE GROWTH FUND

     The fund's investment objective is above-average long-term growth of capital.

AIM GLOBAL GROWTH FUND

     The fund's investment objective is long-term growth of capital.

AIM GLOBAL INCOME FUND

     The fund's primary investment objective is high current income. Its secondary objective is protection of principal and growth of capital.

AIM INTERNATIONAL EQUITY FUND

     The fund's investment objective is to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered by the fund's portfolio managers to have strong earnings momentum.

                                   APPENDIX K

              EXECUTIVE OFFICERS OF AIM INTERNATIONAL FUNDS, INC.

     The following table provides information with respect to the executive officers of the company. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. The business address of all officers of the company is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

NAME, AGE AND POSITION                                     PRINCIPAL OCCUPATION(S)
WITH THE COMPANY                    OFFICER SINCE            DURING PAST 5 YEARS
----------------------              -------------          -----------------------
Charles T. Bauer (81),            May 4, 1993          See director table under
  Chairman                                             Proposal 1

Robert H. Graham (53),            January 1, 1994      See director table under
  President                                            Proposal 1

Gary T. Crum (52),                September 11, 1993   Director and President, A I M
  Senior Vice President                                Capital Management, Inc.;
                                                       Director and  Executive Vice
                                                       President, A I M Management
                                                       Group Inc.; Director and Senior
                                                       Vice President, A I M Advisors,
                                                       Inc.; and Director, A I M
                                                       Distributors, Inc. and AMVESCAP
                                                       PLC.

Carol F. Relihan (45),            August 4, 1994       Director, Senior Vice President,
  Senior Vice President                                General Counsel and Secretary,
  Secretary                                            A I M Advisors, Inc.; Senior
                                                       Vice President, General Counsel
                                                       and Secretary, A I M Management
                                                       Group Inc.; Director, Vice
                                                       President and General Counsel,
                                                       Fund Management Company; Vice
                                                       President and General Counsel,
                                                       A I M Fund Services, Inc; and
                                                       Vice President, A I M Capital
                                                       Management, Inc. and A I M
                                                       Distributors, Inc.

Melville B. Cox (56),             March 5, 1992        Vice President and Chief
  Vice President                                       Compliance Officer, A I M
                                                       Advisors, Inc., A I M Capital
                                                       Management, Inc., A I M
                                                       Distributors, Inc., A I M Fund
                                                       Services, Inc. and Fund
                                                       Management Company.

NAME, AGE AND POSITION                                     PRINCIPAL OCCUPATION(S)
WITH THE COMPANY                    OFFICER SINCE            DURING PAST 5 YEARS
----------------------              -------------          -----------------------
Dana R. Sutton (41),              September 11, 1993   Vice President and Fund
  Vice President                                       Controller, A I M Advisors,
  Treasurer                                            Inc.; and Assistant Vice
                                                       President and Assistant
                                                       Treasurer, Fund Management
                                                       Company.

Edgar M. Larsen (59), Vice        March 12, 1999       Vice President, A I M Capital
  President                                            Management, Inc.

Robert G. Alley (51), Vice        August 4, 1994       Senior Vice President, A I M
  President                                            Capital Management, Inc., and
                                                       Vice President, A I M Advisors,
                                                       Inc.

                                   APPENDIX L

                     SECURITY OWNERSHIP OF CERTAIN OWNERS
                                AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information regarding the ownership of the shares of common stock of each of the funds by the directors and executive officers of the company. No information is given as to a fund or a class if a director or officer held no shares of any or all classes of such fund as of February 18, 2000.

                                                                SHARES OWNED
                                                             BENEFICIALLY AS OF   PERCENT
NAME OF DIRECTOR/OFFICER                      FUND (CLASS)   FEBRUARY 18, 2000    OF CLASS
------------------------                      ------------   ------------------   --------
Robert G. Alley.............................

Charles T. Bauer............................

Bruce L. Crockett...........................

Owen Daly II................................

Edward K. Dunn Jr. .........................

Jack M. Fields..............................

Carl Frischling.............................

Robert H. Graham............................

Prema Mathai-Davis..........................

Lewis F. Pennock............................

Louis S. Sklar..............................

Gary T. Crum................................

Carol F. Relihan............................

Melville B. Cox.............................

Dana R. Sutton..............................

Edgar M. Larsen.............................

All Directors and Officers as a Group.......

* Less than 1% of the outstanding shares of the class.

SECURITY OWNERSHIP OF CERTAIN RECORD OWNERS

     To the best knowledge of the company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each fund as of February 18, 2000, and the amount of the outstanding shares owned of record or beneficially by such holders, are set forth below.

                                                                                                PERCENT
                                                                                                  OF
                                                              PERCENT OF        SHARES           CLASS
        FUND           NAME AND ADDRESS   SHARES OWNED OF   CLASS OWNED OF       OWNED           OWNED
       (CLASS)         OF RECORD OWNER        RECORD            RECORD       BENEFICIALLY*   BENEFICIALLY*
       -------         ----------------   ---------------   --------------   -------------   -------------

* The company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY

                              AIM ASIAN GROWTH FUND

                          PROXY SOLICITED BY THE BOARD
                        OF AIM INTERNATIONAL FUNDS, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Asian Growth Fund, a portfolio of AIM International Funds, Inc., on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                   -----------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM International Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR                       WITHHOLD          FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES
                           [ ]                       [ ]                [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack M. Fields            Louis S. Sklar


2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM International Funds, Inc. as a Delaware business trust.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]



4. To approve a proposal to change AIM Asian Growth Fund's fundamental investment restrictions.

         (a)  Change to or Elimination of Fundamental               FOR          AGAINST     ABSTAIN
         Restrictions on Issuer Diversification                     [ ]            [ ]        [ ]

         (b)  Change to Fundamental Restrictions on                 FOR          AGAINST     ABSTAIN
         Borrowing Money and Issuing Senior Securities              [ ]            [ ]        [ ]


         (c)   Change to Fundamental Restriction on                 FOR          AGAINST     ABSTAIN
         Underwriting Securities                                    [ ]            [ ]        [ ]

         (d)   Change to Fundamental Restriction on Industry        FOR          AGAINST     ABSTAIN
         Concentration                                              [ ]            [ ]        [ ]

         (e)   Change to Fundamental Restriction on                 FOR          AGAINST     ABSTAIN
         Purchasing or Selling Real Estate                          [ ]            [ ]        [ ]

         (f)   Change to Fundamental Restriction on                 FOR          AGAINST     ABSTAIN
         Purchasing or Selling Commodities                          [ ]            [ ]        [ ]

         (g)  Change to Fundamental Restriction on Making           FOR          AGAINST     ABSTAIN
         Loans                                                      [ ]            [ ]        [ ]

         (h)  Approval of a New Fundamental Investment              FOR          AGAINST     ABSTAIN
         Restriction on Investing All of Each Fund's Assets         [ ]            [ ]        [ ]
         in an Open-End Fund

         (i)  Elimination of Fundamental Restriction on             FOR          AGAINST     ABSTAIN
         Margin Transactions                                        [ ]            [ ]        [ ]

         (j) THIS PROPOSAL IS NOT APPLICABLE TO AIM ASIAN GROWTH FUND.

5. To approve a proposal to change the investment objective of AIM Asian Growth Fund so that it is non-fundamental.

                           FOR                       AGAINST           ABSTAIN

                           [ ]                       [ ]               [ ]

6.       THIS PROPOSAL IS NOT APPLICABLE TO AIM ASIAN GROWTH FUND.

7. To ratify the selection of KPMG LLP as independent accountants for AIM Asian Growth Fund for the fiscal year ending in 2000.

                           FOR                       AGAINST           ABSTAIN

                           [ ]                       [ ]               [ ]

8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY

                          AIM EUROPEAN DEVELOPMENT FUND

                          PROXY SOLICITED BY THE BOARD
                        OF AIM INTERNATIONAL FUNDS, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM European Development Fund, a portfolio of AIM International Funds, Inc., on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                  ------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM International Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR                       WITHHOLD          FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES
                           [ ]                       [ ]               [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack M. Fields            Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM International Funds, Inc. as a Delaware business trust.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


4. To approve a proposal to change AIM European Development Fund's fundamental investment restrictions.

(a)      Change to or Elimination of Fundamental                     FOR          AGAINST          ABSTAIN
         Restrictions on Issuer Diversification                      [ ]          [ ]              [ ]

(b)      Change to Fundamental Restrictions on Borrowing             FOR          AGAINST          ABSTAIN
         Money and Issuing Senior Securities                         [ ]          [ ]              [ ]


(c)      Change to Fundamental Restriction on                        FOR          AGAINST          ABSTAIN
         Underwriting Securities                                     [ ]          [ ]              [ ]

(d)      Change to Fundamental Restriction on Industry               FOR          AGAINST          ABSTAIN
         Concentration                                               [ ]          [ ]              [ ]

(e)      Change to Fundamental Restriction on Purchasing             FOR          AGAINST          ABSTAIN
         or Selling Real Estate                                      [ ]          [ ]              [ ]

(f)      Change to Fundamental Restriction on Purchasing             FOR          AGAINST          ABSTAIN
         or Selling Commodities                                      [ ]          [ ]              [ ]

(g)      Change to Fundamental Restriction on Making                 FOR          AGAINST          ABSTAIN
         Loans                                                       [ ]          [ ]              [ ]

(h)      Approval of a New Fundamental Investment Restriction        FOR          AGAINST          ABSTAIN
         on Investing All of Each Fund's Assets in an                [ ]          [ ]              [ ]
         Open-End Fund

(i)      Elimination of Fundamental Restriction on                   FOR          AGAINST          ABSTAIN
         Margin Transactions                                         [ ]          [ ]              [ ]


(j)      THIS PROPOSAL IS NOT APPLICABLE TO AIM EUROPEAN DEVELOPMENT FUND.


5. To approve a proposal to change the investment objective of AIM European Development Fund so that it is non-fundamental.

                            FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


6.       THIS PROPOSAL IS NOT APPLICABLE TO AIM EUROPEAN DEVELOPMENT FUND.

7. To ratify the selection of KPMG LLP as independent accountants for AIM European Development Fund for the fiscal year ending in 2000.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                         PROXY SOLICITED BY THE BOARD OF
                          AIM INTERNATIONAL FUNDS, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Global Aggressive Growth Fund, a portfolio of AIM International Funds, Inc., on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                  ------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM International Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR                       WITHHOLD          FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES
                           [ ]                       [ ]               [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack M. Fields            Louis S. Sklar


2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM International Funds, Inc. as a Delaware business trust.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


4. To approve a proposal to change AIM Global Aggressive Growth Fund's fundamental investment restrictions.

         (a)   Change to or Elimination of Fundamental                  FOR          AGAINST           ABSTAIN
         Restrictions on Issuer Diversification                         [ ]          [ ]               [ ]

         (b)   Change to Fundamental Restrictions on Borrowing          FOR          AGAINST           ABSTAIN
         Money and Issuing Senior Securities                            [ ]          [ ]               [ ]


         (c)   Change to Fundamental Restriction on Underwriting        FOR          AGAINST             ABSTAIN
         Securities                                                     [ ]          [ ]                 [ ]

         (d)   Change to Fundamental Restriction on Industry            FOR          AGAINST             ABSTAIN
         Concentration                                                  [ ]          [ ]                 [ ]

         (e)   Change to Fundamental Restriction on Purchasing or       FOR          AGAINST             ABSTAIN
         Selling Real Estate                                            [ ]          [ ]                 [ ]

         (f)   Change to Fundamental Restriction on Purchasing or       FOR          AGAINST             ABSTAIN
         Selling Commodities                                            [ ]          [ ]                 [ ]

         (g)   Change to Fundamental Restriction on Making Loans        FOR          AGAINST            ABSTAIN
                                                                        [ ]          [ ]                [ ]

         (h)   Approval of a New Fundamental Investment Restriction     FOR          AGAINST            ABSTAIN
         on Investing All of Each Fund's Assets in an Open-End Fund     [ ]          [ ]                [ ]

         (i)   Elimination of Fundamental Restriction on Margin         FOR          AGAINST           ABSTAIN
         Transactions                                                   [ ]          [ ]               [ ]

         (j)   Elimination of Fundamental Restriction on                FOR          AGAINST           ABSTAIN
         Investments in Oil, Gas or Other Mineral Exploration           [ ]          [ ]               [ ]
         or Development Programs

5. To approve a proposal to change the investment objective of AIM Global Aggressive Growth Fund so that it is non-fundamental.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


6.       THIS PROPOSAL IS NOT APPLICABLE TO AIM GLOBAL AGGRESSIVE GROWTH FUND.


7. To ratify the selection of KPMG LLP as independent accountants for AIM Global Aggressive Growth Fund for the fiscal year ending in 2000.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY

                             AIM GLOBAL GROWTH FUND

                          PROXY SOLICITED BY THE BOARD
                        OF AIM INTERNATIONAL FUNDS, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Global Growth Fund, a portfolio of AIM International Funds, Inc., on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                  ------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM International Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR                       WITHHOLD          FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES
                           [ ]                       [ ]               [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack M. Fields            Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM International Funds, Inc. as a Delaware business trust.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


4. To approve a proposal to change AIM Global Growth Fund's fundamental investment restrictions.


     (a)  Change to or Elimination of Fundamental Restrictions on               FOR          AGAINST          ABSTAIN
     Issuer Diversification                                                     [ ]          [ ]              [ ]

     (b)  Change to Fundamental Restrictions on Borrowing Money and             FOR          AGAINST          ABSTAIN
     Issuing Senior Securities                                                  [ ]          [ ]              [ ]




     (c)  Change to Fundamental Restriction on Underwriting Securities            FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

     (d)  Change to Fundamental Restriction on Industry Concentration             FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

     (e)  Change to Fundamental Restriction on Purchasing or Selling Real         FOR          AGAINST          ABSTAIN
     Estate                                                                       [ ]          [ ]              [ ]

                                                                                  FOR          AGAINST          ABSTAIN
     (f)  Change to Fundamental Restriction on Purchasing or Selling              [ ]          [ ]              [ ]
     Commodities

     (g)  Change to Fundamental Restriction on Making Loans                       FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

     (h)  Approval of a New Fundamental Investment Restriction on                 FOR          AGAINST          ABSTAIN
     Investing All of Each Fund's Assets in an Open-End Fund                      [ ]          [ ]              [ ]

     (i)  Elimination of Fundamental Restriction on Margin Transactions           FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

     (j)  Elimination of Fundamental Restriction on Investments in Oil,           FOR          AGAINST          ABSTAIN
     Gas or Other Mineral Exploration or Development Programs                     [ ]          [ ]              [ ]


5. To approve a proposal to change the investment objective of AIM Global Growth Fund so that it is non-fundamental.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


6.       THIS PROPOSAL IS NOT APPLICABLE TO AIM GLOBAL GROWTH FUND.

7. To ratify the selection of KPMG LLP as independent accountants for AIM Global Growth Fund for the fiscal year ending in 2000.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY

                             AIM GLOBAL INCOME FUND

                          PROXY SOLICITED BY THE BOARD
                        OF AIM INTERNATIONAL FUNDS, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM Global Income Fund, a portfolio of AIM International Funds, Inc., on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                  ------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM International Funds, Inc., each of whom will serve until his or her successor is elected and qualified:

                           FOR                       WITHHOLD          FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES
                          [ ]                       [ ]               [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack M. Fields            Louis S. Sklar


2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM International Funds, Inc. as a Delaware business trust.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]

4. To approve a proposal to change AIM Global Income Fund's fundamental investment restrictions.


      (a)  Change to or Elimination of Fundamental Restrictions on                FOR          AGAINST          ABSTAIN
      Issuer Diversification                                                      [ ]          [ ]              [ ]

      (b)  Change to Fundamental Restrictions on Borrowing Money and              FOR          AGAINST          ABSTAIN
      Issuing Senior Securities                                                   [ ]          [ ]              [ ]

      (c)  Change to Fundamental Restriction on Underwriting Securities           FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

      (d)  Change to Fundamental Restriction on Industry Concentration            FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

      (e)  Change to Fundamental Restriction on Purchasing or Selling Real        FOR          AGAINST          ABSTAIN
      Estate                                                                      [ ]          [ ]              [ ]

      (f)  Change to Fundamental Restriction on Purchasing or Selling             FOR          AGAINST          ABSTAIN
      Commodities                                                                 [ ]          [ ]              [ ]

      (g)  Change to Fundamental Restriction on Making Loans                      FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

      (h)  Approval of a New Fundamental Investment Restriction on                FOR          AGAINST          ABSTAIN
      Investing All of Each Fund's Assets in an Open-End Fund                     [ ]          [ ]              [ ]

      (i)  Elimination of Fundamental Restriction on Margin Transactions          FOR          AGAINST          ABSTAIN
                                                                                  [ ]          [ ]              [ ]

      (j)  Elimination of Fundamental Restriction on Investments in Oil,          FOR          AGAINST          ABSTAIN
      Gas or Other Mineral Exploration or Development Programs                    [ ]          [ ]              [ ]


5. To approve a proposal to change the investment objective of AIM Global Income Fund so that it is non-fundamental.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


6.       THIS PROPOSAL IS NOT APPLICABLE TO AIM GLOBAL INCOME FUND.

7. To ratify the selection of KPMG LLP as independent accountants for AIM Global Income Fund for the fiscal year ending in 2000.

                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]


8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                  Please detach at perforation before mailing.


 ................................................................................
PROXY                                                                      PROXY



                          AIM INTERNATIONAL EQUITY FUND

                          PROXY SOLICITED BY THE BOARD
                        OF AIM INTERNATIONAL FUNDS, INC.
        PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 3, 2000


The undersigned hereby appoints Robert H. Graham and Gary T. Crum, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of AIM International Equity Fund, a portfolio of AIM International Funds, Inc., on May 3, 2000, at 3:00 p.m., Central time, and at any adjournment thereof, all of the shares of the fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" EACH DIRECTOR AND "FOR" THE APPROVAL OF EACH OTHER PROPOSAL.

         CONTROL NUMBER:
                                            NOTE: PLEASE SIGN EXACTLY AS YOUR
                                            NAME APPEARS ON THIS PROXY CARD. All
                                            joint owners should sign. When
                                            signing as executor, administrator,
                                            attorney, director or guardian or as
                                            custodian for a minor, please give
                                            full title as such. If a
                                            corporation, please sign in full
                                            corporate name and indicate the
                                            signer's office. If a partner, sign
                                            in the partnership name.


                                            ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature  (if held jointly)


                                            Dated
                                                  ------------------------------

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
 ................................................................................


         THIS PROXY IS SOLICITED ON BEHALF OF THE DIRECTORS. THE DIRECTORS RECOMMEND VOTING "FOR" EACH PROPOSAL.

         TO VOTE, FILL IN BOX COMPLETELY.  EXAMPLE:  [X]

         IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE(S)' NAME. YOUR SHARES WILL BE VOTED "FOR" THE REMAINING NOMINEE(S).


1. To elect ten individuals to the Board of Directors of AIM International Funds, Inc., each of whom will serve until his or her successor is elected and qualified:


                           FOR                       WITHHOLD          FOR ALL EXCEPT
                                                     AUTHORITY
                                                     FOR ALL
                                                     NOMINEES

                           [ ]                        [ ]              [ ]

                           Charles T. Bauer          Carl Frischling
                           Bruce L. Crockett         Robert H. Graham
                           Owen Daly II              Prema Mathai-Davis
                           Edward K. Dunn Jr.        Lewis F. Pennock
                           Jack M. Fields            Louis S. Sklar

2. To approve an Agreement and Plan of Reorganization which provides for the reorganization of AIM International Funds, Inc. as a Delaware business trust.


                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]

3.       To approve a new Master Investment Advisory Agreement with A I M
         Advisors, Inc.


                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]

4. To approve a proposal to change AIM International Equity Fund's fundamental investment restrictions.


    (a)  Change to or Elimination of Fundamental Restrictions on                FOR          AGAINST          ABSTAIN
         Issuer Diversification                                                 [ ]          [ ]              [ ]

    (b)  Change to Fundamental Restrictions on Borrowing Money and              FOR          AGAINST          ABSTAIN
         Issuing Senior Securities                                              [ ]          [ ]              [ ]


    (c) Change to Fundamental Restriction on Underwriting Securities            FOR          AGAINST          ABSTAIN
                                                                                [ ]          [ ]              [ ]

    (d) Change to Fundamental Restriction on Industry Concentration             FOR          AGAINST          ABSTAIN
                                                                                [ ]          [ ]              [ ]

    (e) Change to Fundamental Restriction on Purchasing or Selling Real         FOR          AGAINST          ABSTAIN
    Estate                                                                      [ ]          [ ]              [ ]

    (f)  Change to Fundamental Restriction on Purchasing or Selling             FOR          AGAINST          ABSTAIN
    Commodities                                                                 [ ]          [ ]              [ ]

    (g) Change to Fundamental Restriction on Making Loans                       FOR          AGAINST          ABSTAIN
                                                                                [ ]          [ ]              [ ]

    (h)  Approval of a New  Fundamental Investment Restriction on               FOR          AGAINST          ABSTAIN
    Investing All of Each Fund's Assets in an Open-End Fund                     [ ]          [ ]              [ ]


    (i) Elimination of Fundamental Restriction on Margin Transactions           FOR          AGAINST          ABSTAIN
                                                                                [ ]          [ ]              [ ]

    (j)  Elimination of Fundamental Restriction on Investments in Oil,          FOR          AGAINST          ABSTAIN
    Gas or Other Mineral Exploration or Development Programs                    [ ]          [ ]              [ ]



5.       THIS PROPOSAL IS NOT APPLICABLE TO AIM INTERNATIONAL EQUITY FUND.

6. To approve changing the investment objective of AIM International Equity Fund and making it non-fundamental.


                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]

7. To ratify the selection of KPMG LLP as independent accountants for AIM International Equity Fund for the fiscal year ending in 2000.


                           FOR           AGAINST           ABSTAIN

                           [ ]           [ ]               [ ]

8. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

         ENCLOSED YOU WILL FIND ONE OR MORE PROXY CARDS RELATING TO EACH
             OF THE FUNDS FOR WHICH YOU ARE ENTITLED TO VOTE. PLEASE
            INDICATE YOUR VOTING INSTRUCTIONS ON EACH OF THE ENCLOSED
             PROXY CARDS, DATE AND SIGN THEM, AND RETURN THEM IN THE
          ENVELOPE PROVIDED. IF YOU SIGN, DATE AND RETURN A PROXY CARD
           BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED
           "FOR" THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY
            STATEMENT AND "FOR" ALL OTHER PROPOSALS INDICATED ON THE
           CARDS. IN ORDER TO AVOID THE ADDITIONAL EXPENSES OF FURTHER
 SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARDS PROMPTLY.
  UNLESS PROXY CARDS ARE SIGNED BY THE APPROPRIATE PERSONS AS INDICATED IN THE
                  INSTRUCTIONS BELOW, THEY WILL NOT BE VOTED.

--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name in the registration on the proxy card.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



                  REGISTRATION                                            VALID SIGNATURE
                  ------------                                            ---------------
Trust Accounts
     (1) ABC Trust Account.............................................   John B. Doe, Trustee
     (2) Jane B. Doe, Trustee u/t/d 12/28/78...........................   Jane B. Doe

Partnership Accounts
     (1) The XYZ Partnership...........................................   Jane B. Smith, Partner
     (2) Smith and Jones, Limited Partnership..........................   Jane B. Smith, General Partner

Custodial or Estate Accounts
     (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
         UGMA/UTMA.....................................................   John B. Smith
     (2) Estate of John B. Smith.......................................   John B. Smith, Jr., Executor

Corporate Accounts
     (1) ABC Corp......................................................   ABC Corp.
                                                                          John Doe, Treasurer
     (2) ABC Corp......................................................   John Doe, Treasurer
     (3) ABC Corp. c/o John Doe, Treasurer.............................   John Doe
     (4) ABC Corp. Profit Sharing Plan.................................   John Doe, Trustee
